Phoenix Investment Partners

                                                           October 31, 1998

ANNUAL REPORT


                                                            - Phoenix
                                                              Balanced Fund

                                                            - Phoenix
                                                              Growth Fund

                                                            - Phoenix Aggressive
                                                              Growth Fund

                                                            - Phoenix
                                                              High Yield Fund

                                                            - Phoenix
                                                              U.S. Government
                                                              Securities Fund

                                                            - Phoenix
                                                              Money Market Fund

[LOGO] PHOENIX
       INVESTMENT PARTNERS

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]
PHILIP MCLOUGHLIN

  We are pleased to provide this annual report for the Series Fund for the fiscal year ended October 31, 1998.

  The past six months have been a remarkable time for the financial markets. As a result of the growing economic crises in Russia, Japan and global emerging markets that began in the summer, investors flocked to the most highly liquid and "lowest risk" investments available.

  The Lehman Brothers Government Bond Index(1) gained 11% for the 12 months through October 31, 1998, while the J.P. Morgan Emerging Market Bond Index Plus(2) was down 10% for the same period. The largest U.S. stocks widely outperformed smaller capitalization companies. For the year, the S&P 500 Index(3) was up 22%, while the Russell 2000 Index(4), a measure of small stocks' performance, lost 12%.

  During such market extremes, it is important to keep a long-term perspective. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is no guarantee of future results.

  On the following pages, your Fund managers discuss their investment strategy and provide their outlook for the next six months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

December 9, 1998

(1) THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR GOVERNMENT BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE J.P. MORGAN EMERGING MARKET BOND INDEX PLUS IS AN UNMANAGED, COMMONLY USED MEASURE OF EMERGING-MARKET DEBT TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(4) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR SMALL-CAPITALIZATION COMPANIES. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

TABLE OF CONTENTS

The Balanced Fund Series..................................................     3
The Growth Fund Series....................................................    16
The Aggressive Growth Fund Series.........................................    24
The High Yield Fund Series................................................    32
The U.S. Government Securities Fund Series................................    43
The Money Market Fund Series..............................................    50
Notes to Financial Statements.............................................    58

PHOENIX BALANCED FUND SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Balanced Fund is appropriate for investors seeking long-term capital appreciation, current income and conservation of capital from a balanced portfolio of stocks, bonds and cash equivalents. Investors should note that the Fund may hold foreign bonds, and these foreign investments pose additional risks, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998?

A: For the last 12 months, Class A shares returned 8.68% and Class B shares earned 7.91% compared with a return of 16.38% for the Fund's benchmark.(1) The average one-year return for a universe of 395 balanced funds was 9.13%, according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: OVER THE PAST 12 MONTHS, WHAT FACTORS CONTRIBUTED POSITIVELY TO THE BALANCED FUND'S PERFORMANCE? WHAT FACTORS NEGATIVELY IMPACTED RESULTS?

A: During this latest fiscal year ended October 31, 1998, positive contributors to our equity performance included our decision to overweight the health-care and technology sectors--two areas that performed exceptionally well over the last 12 months. Strong stock selection, most notably in the consumer staples and capital goods sectors, also enhanced overall results. Factors that hindered performance over this period included the portfolio's exposure to the energy group as well as some of our individual holdings in the consumer cyclical and technology sectors.

    On the fixed-income side, performance was held back as a result of our underweighted allocation to Treasuries. The global liquidity crisis had a significant negative impact on every sector of the bond market except U.S. government securities. As the crisis spread, even AAA-rated mortgage-backed securities came under pressure.

Q: GIVEN THE RECENT CORRECTION IN THE STOCK MARKET, HAVE YOU MADE ANY ASSET ALLOCATION CHANGES IN THE BALANCED FUND?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate with the Balanced Fund is to remain approximately 60% invested in equities and 40% in fixed income.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS AND HOW IS THE BALANCED FUND POSITIONED TO REFLECT THESE VIEWS?

A: Our outlook for the U.S. economy and the stock market has not changed all that dramatically since the beginning of the year. While the United States is still considered the global "safe haven," evidence continues to mount supporting our case that the domestic economy is slowing. We do not believe a recession is likely over the next six months, but we have positioned the portfolio for a less robust economy and a challenging earnings environment.

(1) THE BENCHMARK IS A COMPOSITE INDEX MADE UP OF 55% OF THE S&P 500 INDEX RETURN, 35% OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURN AND 10% OF THE 90-DAY TREASURY BILL RETURN. THE BENCHMARK IS NOT AVAILABLE FOR DIRECT INVESTMENT.

    Our stock selection is heavily biased toward large-cap, stable growth companies that have minimal revenue exposure to Asia and other emerging markets. Health-care, technology and communications services are still our favorite sectors in the market, while basic materials and capital goods stocks currently have limited appeal given the cyclicality of their earnings.

    With regard to the fixed-income portion, we expect market volatility to continue over the next six to 12 months at current levels, driven by the uncertainty surrounding the length and depth of the global liquidity crisis. We believe our duration-neutral, value-driven management style is well-suited for these types of market conditions. We are confident that our disciplined approach and past experience in investing during difficult markets will help lead us to the most attractive opportunities in the bond market. Of course, past performance is no guarantee of future results.

                                                               NOVEMBER 16, 1998

Phoenix Balanced Fund Series

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/98

                                                            INCEPTION   INCEPTION
                               1 YEAR  5 YEARS  10 YEARS   TO 10/31/98    DATE
Class A Shares at NAV(2)        8.68%   9.94%    11.94%          --         --
Class A Shares at POP(3)        3.53    8.87     11.39           --         --
Class B Shares At NAV(2)        7.91      --        --         11.85     7/15/94
Class B Shares With CDSC(4)     4.44      --        --         11.53%    7/15/94
Balanced Benchmark(7)          16.38    14.74    13.68         17.67      Note 5
S&P 500 Stock Index(8)         22.02    21.38    17.89         25.53     7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index information from 7/31/94 to 10/31/98

(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(7) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day Treasury bill return. The index's performance does not reflect sales charges.

(8) The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                               PERIODS ENDING 10/31

           Phoenix Balanced Fund       Balanced
             Series Class A(6)        Benchmark(7)         S&P 500 Index(8)
10/31/88         $9,523.44             $10,000.00              $10,000.00
10/30/89        $11,485.39             $11,942.00              $12,621.29
10/30/90        $12,026.49             $11,811.00              $11,672.02
10/30/91        $15,184.17             $14,687.00              $15,582.84
10/29/92        $16,667.20             $16,078.00              $17,134.23
10/28/93        $18,320.16             $18,114.00              $19,687.15
10/30/94        $17,719.60             $18,345.00              $20,461.52
10/30/95        $20,469.03             $22,097.00              $25,865.90
10/30/96        $22,931.81             $25,553.00              $32,125.48
10/30/97        $27,069.11             $30,960.00              $42,510.43
10/29/98        $29,419.44             $36,030.00              $51,869.72

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS 10/31/98
As a percentage of equity holdings

Technology                     22%
Health-Care                    19%
Consumer Staples               18%
Financials                     15%
Communication Services          8%
Capital Goods                   6%
Energy                          5%
Other                           7%

Phoenix Balanced Fund Series

 TEN LARGEST EQUITY HOLDINGS AT OCTOBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  International Business Machines Corp.                          2.4%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    2.  Intel Corp.                                                    2.2%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    3.  Pfizer, Inc.                                                   1.9%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
    4.  AirTouch Communications, Inc.                                  1.8%
        PROVIDES WIRELESS TELECOMMUNICATIONS AND PAGING SERVICES
    5.  Warner-Lambert Co.                                             1.8%
        MAKES CONSUMER HEALTH-CARE PRODUCTS
    6.  Microsoft Corp.                                                1.8%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    7.  Bristol-Myers Squibb Co.                                       1.7%
        COMPREHENSIVE HEALTH-CARE COMPANY
    8.  Schering-Plough Corp.                                          1.6%
        DEVELOPS, MAKES AND MARKETS PHARMACEUTICAL AND HEALTH-CARE PRODUCTS
    9.  General Electric Co.                                           1.6%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
   10.  Freddie Mac                                                    1.5%
        GOVERNMENT AGENCY MORTGAGE ISSUER

                        INVESTMENTS AT OCTOBER 31, 1998

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------

U.S. GOVERNMENT SECURITIES--6.2%
U.S. TREASURY NOTES--6.2%
U.S. Treasury Notes 4.50%,
9/30/00.......................      AAA      $  70,650   $  70,994,249
U.S. Treasury Notes 5.25%,
8/15/03.......................      AAA         26,336      27,470,394
----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $98,754,276)                               98,464,643
----------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--4.5%
GNMA 6.50%, '23-'26...........                  69,130      70,295,394
----------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $67,225,771)                               70,295,394
----------------------------------------------------------------------

MUNICIPAL BONDS--8.2%

CALIFORNIA--3.0%
California State Department of
Water Resources Series S
Revenue 5%, 12/1/29...........      AA           3,155       3,139,225

Fresno County Pension
Obligation Taxable 6.21%,
8/15/06.......................      AAA      $   4,645   $   4,819,187

Kern County Pension Obligation
Taxable 7.26%, 8/15/14........      AAA          6,830       7,641,062

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------
CALIFORNIA--CONTINUED

Long Beach Pension Obligation
Taxable 6.87%, 9/1/06.........      AAA      $   2,865   $   3,090,619

Los Angeles County Public
Works Lease Revenue PJ V-B
5.125%, 12/1/29...............      AAA          5,340       5,386,725

Orange County General
Obligation Revenue Taxable
7.62%, 9/1/08.................      AAA          9,085      10,345,544

San Bernardino County Pension
Obligation Revenue Taxable
6.87%, 8/1/08.................      AAA      $   1,530   $   1,656,225

San Bernardino County Pension
Obligation Revenue Taxable
6.94%, 8/1/09.................      AAA          4,170       4,545,300

Sonoma County Pension
Obligation Revenue Taxable
6.625%, 6/1/13................      AAA          3,665       3,857,412

Ventura County Pension Taxable
6.58%, 11/1/06................      AAA          3,560       3,778,050
                                                         -------------
                                                            48,259,349
                                                         -------------

FLORIDA--1.2%
Florida State Department of
Transportation Series A 5%,
7/1/27........................      AA+          4,275       4,216,219

6                      See Notes to Financial Statements

Phoenix Balanced Fund Series

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------
FLORIDA--CONTINUED
Miami Beach Special Obligation
Taxable 8.60%, 9/1/21.........      AAA      $  11,675   $  13,367,875
University of Miami Series A
Revenue Taxable 7.65%,
4/1/20........................      AAA          2,120       2,292,250
                                                         -------------
                                                            19,876,344
                                                         -------------

MASSACHUSETTS--0.5%
Massachusetts State Port
Authority Revenue Taxable
Series C 6.05%, 7/1/02........      AA-          3,340       3,436,025
Massachusetts State Water
Resources Authority Series D
5%, 8/1/24....................      AAA      $   4,275   $   4,216,219
                                                         -------------
                                                             7,652,244
                                                         -------------

NEW YORK--0.9%
Metropolitan Transportation
Authority Series A 5%,
4/1/23........................      AAA          4,575       4,523,531

New York State Taxable Series
C 6.35%, 3/1/07...............      AAA          9,675      10,086,187
                                                         -------------
                                                            14,609,718
                                                         -------------

PENNSYLVANIA--1.0%
Pittsburgh Pension Obligation
Taxable Series C 6.50%,
3/1/17........................      AAA          9,245       9,707,250

Pittsburgh Water & Sewer
Authority
First Lien, Series A 5.05%,
9/1/25........................      AAA          5,475       5,468,156
                                                         -------------
                                                            15,175,406
                                                         -------------

TEXAS--1.1%
Dallas-Fort Worth
International Airport Taxable
6.50%, 11/1/09................      AAA          1,900       2,006,875

Dallas-Fort Worth
International Airport Taxable
6.50%, 11/1/12................      AAA          5,750       6,030,313
Houston Water & Sewer System
Revenue Refunding Jr. Lien
Series D 5%, 12/1/25..........      AAA          4,975       4,931,469

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------
TEXAS--CONTINUED

Texas State Taxable Veterans
Limited Series B 6.10%,
12/1/03.......................      AA       $   3,995   $   4,164,788
                                                         -------------
                                                            17,133,445
                                                         -------------

VIRGINIA--0.2%
Newport News Taxable Series B
7.05%, 1/15/25................      AA           3,250       3,371,875

WASHINGTON--0.3%
Washington State Series E
Taxable 5%, 7/1/22............      AA+          4,225       4,214,438
----------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $123,627,269)                             130,292,819
----------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.6%

AESOP Funding II LLC 144A
97-1, A2 6.40%, 10/20/03(c)...      AAA          9,250       9,617,110

Associates Manufactured
Housing Pass Through 97-2, A6
7.075%, 3/15/28...............      AAA          3,000       3,028,125

Capita Equipment Receivables
Trust 97-B1, B 6.45%,
8/15/02.......................      A+           5,020       5,131,381

Copelco Capital Funding Corp.
98-A, A3 5.78%, 8/15/01.......      AAA          5,000       5,043,750

Fleetwood Credit Corp. Grantor
Trust 96-B, A 6.90%,
3/15/12.......................      AAA          2,340       2,394,739

Green Tree Financial Corp.
96-2, M1 7.60%, 4/15/27.......      AA-          9,250       9,755,859

Green Tree Home Improvement
Loan Trust 96-C, HIA2 6.90%,
7/15/21.......................      AAA            277         278,434

Premier Auto Trust 98-1, A4
5.70%, 10/6/02................    Aaa(d)         5,250       5,308,242
----------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $39,423,206)                               40,557,640
----------------------------------------------------------------------

                       See Notes to Financial Statements                       7

Phoenix Balanced Fund Series

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------
CORPORATE BONDS--4.2%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
CSC Holdings, Inc. 7.25%,
7/15/08.......................      BB+      $   4,840   $   4,706,900
COMPUTERS (SOFTWARE & SERVICES)--0.2%
Computer Associates
International, Inc. 6.375%,
4/15/05.......................      A-           3,270       3,245,475
GAMING, LOTTERY & PARIMUTUEL COMPANIES--0.2%
Station Casinos, Inc. 10.125%,
3/15/06.......................      B+           3,000       2,977,500

HEALTH CARE (DIVERSIFIED)--0.4%
Tenet Healthcare Corp 144A
8.125%, 12/1/08(c)............      BB-          6,250       6,195,312

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
Boston Scientific Corp.
6.625%, 3/15/05...............      BBB          7,000       6,991,250

MANUFACTURING (DIVERSIFIED)--0.4%
Tyco International Group SA
6.375%, 6/15/05...............      A-           6,700       6,859,125

PAPER & FOREST PRODUCTS--0.3%
Buckeye Cellulose Corp. 9.25%,
9/15/08.......................      BB-          4,410       4,470,637

RETAIL (FOOD CHAINS)--0.4%
Meyer (Fred), Inc. 7.45%,
3/1/08........................      BB+          5,800       6,090,000

SERVICES (COMMERCIAL & CONSUMER)--0.2%
United Rentals, Inc. 144A
9.50%, 6/1/08(c)..............      BB-          1,570       1,542,525

United Rentals, Inc. 144A
8.80%, 8/15/08(c).............      BB-          1,570       1,450,288
                                                         -------------
                                                             2,992,813
                                                         -------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
Comcast Cellular Holdings,
Inc. Series B 9.50%, 5/1/07...      BB+          4,840       4,997,300

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
Qwest Communications
International, Inc.
144A 7.50%, 11/1/08(c)........      BB+          4,935       5,009,025

TEXTILES (HOME FURNISHINGS)--0.3%
Westpoint Stevens, Inc.
7.875%, 6/15/05...............      BB           5,000       5,062,500

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------

TRUCKERS & MARINE--0.2%
Teekay Shipping Corp. 8.32%,
2/1/08........................      BB+      $   3,075   $   2,963,531

TRUCKS & PARTS--0.2%
Cummins Engine, Inc. 6.45%,
3/1/05........................     BBB+          3,850       3,797,063
----------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $65,490,762)                               66,358,431
----------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--8.1%

CS First Boston Corp. 97-SPCE,
D 144A 7.332%, 4/20/08(c).....      NR           4,039       4,097,061

CS First Boston Mortgage
Securities Corp. 97-C2, B
6.72%, 11/17/07...............     Aa(d)         9,000       9,101,250

CS First Boston Mortgage
Securities Corp. 95-AEW1, B
7.182%, 11/25/27..............      AA-          6,450       6,468,141

Case Equipment Loan Trust
98-A, A4 5.83%, 2/15/05.......      AAA         11,600      11,785,716

DLJ Mortgage Acceptance Corp.
96-CF1, A1B 144A 7.58%,
2/12/06(c)....................      AAA          6,550       6,891,828

EQCC Home Equity Loan Trust
97-3, A4 6.28%, 5/15/12.......      AAA            725         734,033

First Union Lehman Brothers
97-C1, B 7.43%, 4/18/07.......     Aa(d)         8,807       9,324,411

G.E. Capital Mortgage
Services, Inc. 96-8, M 7.25%,
5/25/26.......................      AA           5,307       5,318,435

GMAC Commercial Mortgage
Securities, Inc. 97-C2, B
6.703%, 12/15/07..............     Aa(d)         5,000       4,989,062

Lehman Large Loan 97-LLI, B
6.95%, 3/12/07................      AA          10,825      11,331,558

Merrill Lynch Mortgage
Investors, Inc. 96-C2, A3
6.96%, 11/21/28...............      AAA      $   5,000   $   5,204,688

Nationslink Funding Corp.
96-1, B 7.69%, 12/20/05.......      AA           6,157       6,574,501

8                      See Notes to Financial Statements

Phoenix Balanced Fund Series

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------
Prudential Home Mortgage
Securities 93-L, 2B3 144A
6.641%, 12/25/23(c)...........     A(d)      $   5,000   $   4,814,063
Residential Asset
Securitization Trust 96-A8, A1
8%, 12/25/26..................      AAA          1,075       1,076,865
Residential Funding Mortgage
Securities I 96-S8, A4 6.75%,
3/25/11.......................      AAA          2,809       2,805,088

Residential Funding Mortgage
Securities I 96-S1, A11 7.10%,
1/25/26.......................      AAA          7,500       7,650,000

Residential Funding Mortgage
Securities I 96-S4, M1 7.25%,
2/25/26.......................      AA           5,855       5,958,873
Securitized Asset Sales 93-J,
2B 6.807%, 11/28/23...........     A(d)          7,223       6,963,368

Structured Asset Securities
Corp. 93-C1, B 6.60%,
10/25/24......................      A+           4,550       4,605,821

Structured Asset Securities
Corp. 95-C4, B 7%, 6/25/26....      AA           5,000       5,046,875

Triangle Funding Ltd. 98-2A, 3
7.163%, 10/15/04..............      BBB      $   8,000   $   8,013,750
----------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $125,921,057)                             128,755,387
----------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--2.0%
COLOMBIA--0.6%
Republic of Colombia 7.70%,
7/14/03.......................      NR           9,140       7,700,450
Republic of Colombia 7.25%,
2/23/04.......................     BBB-          1,750       1,408,750
                                                         -------------
                                                             9,109,200
                                                         -------------

CROATIA--0.5%
Croatia Series B 6.5625%,
7/31/06(e)....................     BBB-          4,727       3,876,525
Croatia Series A 6.5625%,
7/31/10(e)....................     BBB-          5,805       4,527,900
                                                         -------------
                                                             8,404,425
                                                         -------------

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)         VALUE
                                -----------  ---------   -------------

POLAND--0.9%
Poland Bearer PDI 4%,
10/27/14(e)...................     BBB-      $  15,430   $  14,050,944
----------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $33,297,636)                               31,564,569
----------------------------------------------------------------------

FOREIGN CORPORATE BONDS--1.2%

ARGENTINA--0.3%
Compania de
Radiocomunicaciones Moviles SA
9.25%, 5/8/08.................      BBB          2,200       1,936,000

Telefonica de Argentina 144A
9.125%, 5/7/08(c).............     BBB-          3,475       3,075,375
                                                         -------------
                                                             5,011,375
                                                         -------------

CHILE--0.2%
Petropower I Funding Trust
144A 7.36%, 2/15/14(c)........      BBB      $   2,600   $   2,197,000

JAPAN--0.7%
IBJ Preferred Capital Co. LLC
144A 8.79%, 12/29/49(c).......    Baa(d)         6,800       5,449,724

SB Treasury Co. LLC 144A
9.40%, 12/29/49(c)............      BBB          6,800       6,131,098
                                                         -------------
                                                            11,580,822
                                                         -------------
----------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $21,708,077)                               18,789,197
----------------------------------------------------------------------

                                                  SHARES
                                                 ---------

PREFERRED STOCKS--0.6%

REITS--0.6%
Home Ownership Funding 2, Step-down Pfd. 144A
13.338%(c).....................................     10,000       9,805,110
--------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $9,086,565)                                     9,805,110
--------------------------------------------------------------------------

                       See Notes to Financial Statements                       9

Phoenix Balanced Fund Series

                                                  SHARES         VALUE
                                                 ---------   -------------
COMMON STOCKS--58.3%

BANKS (MAJOR REGIONAL)--2.3%
Bank One Corp..................................    474,566   $  23,194,413
Mellon Bank Corp...............................    113,500       6,824,187
U.S. Bancorp...................................    155,000       5,657,500
                                                             -------------
                                                                35,676,100
                                                             -------------

BANKS (MONEY CENTER)--0.8%
BankAmerica Corp...............................    229,340      13,172,716

BEVERAGES (ALCOHOLIC)--0.6%
Anheuser-Busch Companies, Inc..................    168,700      10,027,106

BEVERAGES (NON-ALCOHOLIC)--0.9%
PepsiCo, Inc...................................    409,900      13,834,125
BROADCASTING (TELEVISION, RADIO & CABLE)--2.8%
CBS Corp.......................................    200,600       5,604,262
Chancellor Media Corp.(b)......................    136,000       5,219,000
Clear Channel Communications, Inc.(b)..........    183,200   $   8,347,050
Liberty Media Group(b).........................    246,400       9,378,600
Tele-Communications, Inc.(b)...................    390,700      16,458,237
                                                             -------------
                                                                45,007,149
                                                             -------------

COMPUTERS (HARDWARE)--2.4%
International Business Machines Corp...........    251,800      37,376,562
COMPUTERS (NETWORKING)--0.7%
Cisco Systems, Inc.(b).........................    185,137      11,663,631

COMPUTERS (PERIPHERALS)--1.1%
EMC Corp.(b)...................................    264,600      17,033,625

COMPUTERS (SOFTWARE & SERVICES)--6.4%
America Online, Inc.(b)........................     94,200      11,969,287
BMC Software, Inc.(b)..........................    289,000      13,890,062
Compuware Corp.(b).............................    346,000      18,748,875
Edwards (J.D.) & Co.(b)........................    134,900       4,417,975
HBO & Co.......................................    365,300       9,589,125
Microsoft Corp.(b).............................    265,300      28,088,637
Oracle Corp.(b)................................    231,900       6,855,544
Sterling Commerce, Inc.(b).....................    141,800       4,998,450
Yahoo!, Inc.(b)................................     19,300       2,525,284
                                                             -------------
                                                               101,083,239
                                                             -------------


                                                  SHARES         VALUE
                                                 ---------   -------------

CONSUMER FINANCE--0.6%
Capital One Financial Corp.....................     97,500   $   9,920,625

DISTRIBUTORS (FOOD & HEALTH)--0.9%
Cardinal Health, Inc...........................    145,400      13,749,387

ELECTRICAL EQUIPMENT--1.6%
General Electric Co............................    286,800      25,095,000

ELECTRONICS (SEMICONDUCTORS)--2.2%
Intel Corp.....................................    395,000      35,229,062

FINANCIAL (DIVERSIFIED)--3.3%
Citigroup, Inc.................................    324,300      15,262,369
Freddie Mac....................................    420,300      24,167,250
Morgan Stanley Dean Witter & Co................    194,900      12,619,775
                                                             -------------
                                                                52,049,394
                                                             -------------

HEALTH CARE (DIVERSIFIED)--3.5%
Bristol-Myers Squibb Co........................    236,200   $  26,114,862
Warner-Lambert Co..............................    367,700      28,818,487
                                                             -------------
                                                                54,933,349
                                                             -------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.3%
Pfizer, Inc....................................    278,300      29,865,069
Schering-Plough Corp...........................    252,400      25,965,650
Watson Pharmaceuticals, Inc.(b)................    215,200      11,970,500
                                                             -------------
                                                                67,801,219
                                                             -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
Baxter International, Inc......................    159,800       9,578,012
Becton, Dickinson and Co.......................    108,500       4,570,563
Genzyme Corp.(b)...............................    109,100       4,589,019
Medtronic, Inc.................................    245,100      15,931,500
                                                             -------------
                                                                34,669,094
                                                             -------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--1.4%
Clorox Co. (The)...............................     35,600       3,889,300
Colgate-Palmolive Co...........................     54,600       4,825,275
Procter & Gamble Co. (The).....................    156,300      13,891,163
                                                             -------------
                                                                22,605,738
                                                             -------------

INSURANCE (LIFE/HEALTH)--0.3%
UNUM Corp......................................    124,200       5,519,138

10                     See Notes to Financial Statements

Phoenix Balanced Fund Series

                                                  SHARES         VALUE
                                                 ---------   -------------
INSURANCE (MULTI-LINE)--1.2%
American International Group, Inc..............    159,300   $  13,580,325
ReliaStar Financial Corp.......................    108,700       4,762,419
                                                             -------------
                                                                18,342,744
                                                             -------------
INSURANCE (PROPERTY-CASUALTY)--0.4%
Allstate Corp..................................    166,600       7,174,213

MANUFACTURING (DIVERSIFIED)--1.2%
Tyco International Ltd.........................    308,300      19,095,331

OIL (DOMESTIC INTEGRATED)--0.8%
USX-Marathon Group.............................    399,500      13,058,656

OIL (INTERNATIONAL INTEGRATED)--1.6%
Amoco Corp.....................................    353,100      19,817,738
Conoco, Inc.(b)................................    191,700       4,768,538
                                                             -------------
                                                                24,586,276
                                                             -------------

OIL & GAS (DRILLING & EQUIPMENT)--1.4%
Halliburton Co.................................    266,100   $   9,562,969
Schlumberger Ltd...............................    133,200       6,993,000
Transocean Offshore, Inc.......................    136,000       5,023,500
                                                             -------------
                                                                21,579,469
                                                             -------------
RETAIL (BUILDING SUPPLIES)--0.9%
Home Depot, Inc................................    338,200      14,711,700
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
Tandy Corp.....................................    104,300       5,169,369

RETAIL (DRUG STORES)--2.2%
CVS Corp.......................................    390,700      17,850,106
Rite Aid Corp..................................    439,300      17,434,719
                                                             -------------
                                                                35,284,825
                                                             -------------
RETAIL (FOOD CHAINS)--2.3%
Meyer (Fred), Inc.(b)..........................    278,290      14,836,336
Safeway, Inc.(b)...............................    489,800      23,418,563
                                                             -------------
                                                                38,254,899
                                                             -------------


                                                  SHARES         VALUE
                                                 ---------   -------------

RETAIL (SPECIALTY)--1.4%
Amazon.com, Inc.(b)............................     21,400   $   2,705,763
Borders Group, Inc.(b).........................    225,300       5,716,988
Staples, Inc.(b)...............................    321,450      10,487,306
                                                             -------------
                                                                18,910,057
                                                             -------------

SERVICES (COMMERCIAL & CONSUMER)--0.3%
ServiceMaster Co. (The)........................    215,800       4,558,775

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.8%
AirTouch Communications, Inc.(b)...............    514,200      28,795,200

TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
AT&T Corp......................................    241,200      15,014,700
MCI WorldCom, Inc.(b)..........................    290,699      16,061,144
                                                             -------------
                                                                31,075,844
                                                             -------------

TELEPHONE--1.2%
BellSouth Corp.................................    132,200      10,551,213
SBC Communications, Inc........................    183,700       8,507,606
                                                             -------------
                                                                19,058,819
                                                             -------------

WASTE MANAGEMENT--1.0%
Waste Management, Inc..........................    354,500   $  15,996,813
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $768,935,591)                                 922,099,249
--------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.5%

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.5%
Elan Corp. PLC Sponsored ADR (Ireland)(b)......    102,800       7,202,425
--------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,922,385)                                     7,202,425
--------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.4%
(IDENTIFIED COST $1,359,392,595)                             1,524,184,864
--------------------------------------------------------------------------

                       See Notes to Financial Statements                      11

Phoenix Balanced Fund Series

                                        STANDARD
                                        & POOR'S        PAR
                                         RATING        VALUE
                                      (Unaudited)      (000)         VALUE
                                      ------------   ---------   -------------

SHORT-TERM OBLIGATIONS--2.3%

COMMERCIAL PAPER--2.3%
Donnelley (R.R.) & Sons 5.60%,
11/2/98.............................      A-1        $   5,395   $   5,394,155

Enterprise Funding Corp. 5.60%,
11/3/98.............................      A-1            7,170       7,167,769

Enterprise Funding Corp. 5.20%,
11/5/98.............................      A-1            1,739       1,734,479
Private Export Funding Corp. 5.10%,
11/5/98.............................      A-1+           2,000       1,997,733

Lexington Parker Capital Co. 5.45%,
11/6/98.............................      A-1            4,010       4,006,965

Albertson's, Inc. 5.15%, 11/9/98....      A-1        $     300   $     299,657
General Electric Capital Corp.
5.25%, 11/9/98......................      A-1+           3,000       2,996,500
Greenwich Funding Corp. 5.25%,
11/9/98.............................      A-1+           4,135       4,130,175

Dupont (E.I.) de Nemours & Co.
5.07%, 11/13/98.....................      A-1+           3,480       3,478,039

                                        STANDARD
                                        & POOR'S        PAR
                                         RATING        VALUE
                                      (Unaudited)      (000)         VALUE
                                      ------------   ---------   -------------
COMMERCIAL PAPER--CONTINUED

General Electric Capital Corp.
5.45%, 11/13/98.....................      A-1+       $     100   $      99,818

Associates Corp. 5.75%, 11/15/98....      A-1+             330         329,270
AlliedSignal, Inc. 5.40%,
11/18/98............................      A-1            3,500       3,491,074
Private Export Funding Corp. 5.25%,
11/20/98............................      A-1+           1,000         997,229

Lexington Parker Capital Co. LLC
5.45%, 12/9/98......................      A-1              450         447,664
                                                                 -------------
                                                                    36,570,527
                                                                 -------------
------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $36,571,002)                                       36,570,527
------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $1,395,963,597)                                    1,560,755,391(a)
Cash and receivables, less liabilities--1.3%                           20,707,648
                                                                 ----------------
NET ASSETS--100.0%                                               $  1,581,463,039
                                                                 ----------------
                                                                 ----------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $186,272,236 and gross depreciation of $24,771,471 for federal income tax purposes. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,399,254,626.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to a value of $66,275,519 or 4.2% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

12                     See Notes to Financial Statements

Phoenix Balanced Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $1,395,963,597)                            $1,560,755,391
Short-term investments held as collateral for loaned
  securities                                                      38,154,870
Receivables
  Investment securities sold                                      32,172,697
  Interest and dividends                                           6,926,602
  Fund shares sold                                                   919,423
                                                              --------------
    Total assets                                               1,638,928,983
                                                              --------------
LIABILITIES
Payables
  Custodian                                                          464,971
  Investments securities purchased                                15,221,288
  Fund shares repurchased                                          1,580,197
  Collateral on securities loaned                                 38,154,870
  Investment advisory fee                                            688,954
  Transfer agent fee                                                 553,762
  Distribution fee                                                   340,561
  Trustees' fee                                                        3,722
  Financial agent fee                                                    920
Accrued expenses                                                     456,699
                                                              --------------
    Total liabilities                                             57,465,944
                                                              --------------
NET ASSETS                                                    $1,581,463,039
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $1,351,989,963
Undistributed net investment income                                6,718,980
Accumulated net realized gain                                     57,962,302
Net unrealized appreciation                                      164,791,794
                                                              --------------
NET ASSETS                                                    $1,581,463,039
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,548,474,997)             95,034,932
Net asset value per share                                             $16.29
Offering price per share $16.29/(1-4.75%)                             $17.10
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $32,988,042)                 2,029,635
Net asset value and offering price per share                          $16.25

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Interest                                                      $  47,934,281
Dividends                                                         8,837,160
Security lending                                                    217,227
Foreign taxes withheld                                              (78,019)
                                                              -------------
    Total investment income                                      56,910,649
                                                              -------------
EXPENSES
Investment advisory fee                                           8,930,936
Distribution fee, Class A                                         4,134,578
Distribution fee, Class B                                           323,532
Financial agent fee                                                 426,940
Transfer agent                                                    2,276,942
Printing                                                            198,328
Custodian                                                           197,276
Professional                                                         54,228
Registration                                                         38,214
Trustees                                                             16,465
Miscellaneous                                                        38,627
                                                              -------------
    Total expenses                                               16,636,066
                                                              -------------
NET INVESTMENT INCOME                                            40,274,583
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  66,036,415
Net change in unrealized appreciation (depreciation) on
  investments                                                    40,037,609
                                                              -------------
NET GAIN ON INVESTMENTS                                         106,074,024
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 146,348,607
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements                      13

Phoenix Balanced Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended        Year Ended
                                             10/31/98          10/31/97
                                          ---------------   ---------------
FROM OPERATIONS
  Net investment income                   $    40,274,583   $    47,448,167
  Net realized gain                            66,036,415       250,161,443
  Net change in unrealized appreciation
    (depreciation)                             40,037,609           404,566
                                          ---------------   ---------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                146,348,607       298,014,176
                                          ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (38,891,099)      (48,278,671)
  Net investment income, Class B                 (547,088)         (561,622)
  Net realized gains, Class A                (250,194,981)     (194,038,812)
  Net realized gains, Class B                  (4,587,560)       (2,800,356)
                                          ---------------   ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (294,220,728)     (245,679,461)
                                          ---------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (4,154,476 and 4,597,468 shares,
    respectively)                              68,017,312        78,630,179
  Net asset value of shares issued from
    reinvestment of distributions
    (17,381,042 and 13,753,866 shares,
    respectively)                             266,854,723       223,224,574
  Cost of shares repurchased (20,727,390
    and 32,162,386 shares, respectively)     (343,685,337)     (548,027,979)
                                          ---------------   ---------------
Total                                          (8,813,302)     (246,173,226)
                                          ---------------   ---------------
CLASS B
  Proceeds from sales of shares (375,257
    and 319,964 shares, respectively)           6,251,773         5,480,183
  Net asset value of shares issued from
    reinvestment of distributions
    (309,117 and 189,697 shares,
    respectively)                               4,734,129         3,074,179
  Cost of shares repurchased (329,841
    and 329,164 shares, respectively)          (5,437,703)       (5,630,228)
                                          ---------------   ---------------
Total                                           5,548,199         2,924,134
                                          ---------------   ---------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                               (3,265,103)     (243,249,092)
                                          ---------------   ---------------
  NET DECREASE IN NET ASSETS                 (151,137,224)     (190,914,377)
                                          ---------------   ---------------
NET ASSETS
  Beginning of period                       1,732,600,263     1,923,514,640
                                          ---------------   ---------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $6,718,980 AND $4,441,011,
    RESPECTIVELY]                         $ 1,581,463,039   $ 1,732,600,263
                                          ---------------   ---------------
                                          ---------------   ---------------

14                     See Notes to Financial Statements

Phoenix Balanced Fund Series

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                       ------------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31
                                       ------------------------------------------------------------------
                                             1998          1997          1996          1995          1994
Net asset value, beginning of period   $    18.07    $    17.56    $    17.04    $    15.23    $    16.64
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.42          0.48          0.48          0.52          0.48
  Net realized and unrealized gain
    (loss)                                   0.90          2.38          1.46          1.80         (1.01)
                                            -----         -----         -----         -----         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           1.32          2.86          1.94          2.32         (0.53)
                                            -----         -----         -----         -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.40)        (0.48)        (0.49)        (0.51)        (0.49)
  Dividends from net realized gains         (2.70)        (1.87)        (0.93)           --         (0.39)
                                            -----         -----         -----         -----         -----
      TOTAL DISTRIBUTIONS                   (3.10)        (2.35)        (1.42)        (0.51)        (0.88)
                                            -----         -----         -----         -----         -----
Change in net asset value                   (1.78)         0.51          0.52          1.81         (1.41)
                                            -----         -----         -----         -----         -----
NET ASSET VALUE, END OF PERIOD         $    16.29    $    18.07    $    17.56    $    17.04    $    15.23
                                            -----         -----         -----         -----         -----
                                            -----         -----         -----         -----         -----
Total return(1)                              8.68%        18.04%        12.03%        15.52%        (3.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $1,548,475    $1,702,385    $1,897,306    $2,345,440    $2,601,808

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         0.97%         0.98%         1.01%         1.02%         0.96%
  Net investment income                      2.41%         2.65%         2.74%         3.27%         3.03%
Portfolio turnover                            138%          206%          191%          197%          159%

                                                                     CLASS B
                                       --------------------------------------------------------------------
                                                                                                   FROM
                                                      YEAR ENDED OCTOBER 31                     INCEPTION
                                       ----------------------------------------------------     7/15/94 TO
                                             1998          1997          1996          1995      10/31/94
Net asset value, beginning of period   $    18.04    $    17.54    $    17.01    $    15.23    $      15.27
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.30          0.35          0.35          0.40            0.09
  Net realized and unrealized gain
    (loss)                                   0.90          2.37          1.47          1.80           (0.04)
                                            -----         -----         -----         -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           1.20          2.72          1.82          2.20            0.05
                                            -----         -----         -----         -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.29)        (0.35)        (0.36)        (0.42)          (0.09)
  Dividends from net realized gains         (2.70)        (1.87)        (0.93)           --              --
                                            -----         -----         -----         -----           -----
      TOTAL DISTRIBUTIONS                   (2.99)        (2.22)        (1.29)        (0.42)          (0.09)
                                            -----         -----         -----         -----           -----
Change in net asset value                   (1.79)         0.50          0.53          1.78           (0.04)
                                            -----         -----         -----         -----           -----
NET ASSET VALUE, END OF PERIOD         $    16.25    $    18.04    $    17.54    $    17.01    $      15.23
                                            -----         -----         -----         -----           -----
                                            -----         -----         -----         -----           -----
Total return(1)                              7.91%        17.13%        11.24%        14.68%          (0.34)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                           $32,988       $30,216       $26,209       $16,971          $4,629

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.72%         1.73%         1.76%         1.78%           1.65%(2)
  Net investment income                      1.66%         1.90%         1.96%         2.46%           2.36%(2)
Portfolio turnover                            138%          206%          191%          197%            159%

(1)  Maximum sales load is not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.

                       See Notes to Financial Statements                      15

PHOENIX GROWTH FUND SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix Growth Fund is appropriate for investors seeking long-term capital appreciation through investments in common stocks.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998?

A: Both Class A shares and Class B shares outperformed their peer universe, returning 12.26% and 11.41%, respectively, compared with an average return of 9.61% for a universe of 945 growth funds, according to Lipper Analytical Services, Inc. In contrast, the S&P 500 Index earned 22.02% for the same period.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: OVER THE PAST 12 MONTHS, WHAT FACTORS CONTRIBUTED POSITIVELY TO THE GROWTH FUND'S PERFORMANCE? WHAT FACTORS NEGATIVELY IMPACTED RESULTS?

A: During this latest fiscal year ended October 31, 1998, positive contributors to the Growth Fund's performance included our decision to overweight the health-care and technology sectors--two areas that performed exceptionally well over the last 12 months. Strong stock selection, most notably in the consumer staples and capital goods sectors, also enhanced overall results. Factors that hindered performance over this period included the portfolio's exposure to the energy group as well as some of our individual holdings in the consumer cyclical and technology sectors.

Q: GIVEN THE RECENT CORRECTION IN THE STOCK MARKET, HAVE YOU MADE ANY ASSET ALLOCATION CHANGES IN THE FUND?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate with the Growth Fund is to remain fully invested in equities and concentrate our resources on finding the best long-term growth opportunities that the stock market has to offer. Instead of attempting to raise cash during this summer's market correction, we focused our attention on bargain hunting for high-quality growth companies that were at long last, trading at more attractive valuations. Although it is never a comfortable feeling to be buying in a declining market, historically, we believe it has been a sound strategy for long-term investors.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS, AND HOW IS THE GROWTH FUND POSITIONED TO REFLECT THESE VIEWS?

A: Our outlook for the U.S. economy and the stock market has not changed all that dramatically since the beginning of the year. While the United States is still considered the global "safe haven," evidence continues to mount, supporting our case that the domestic economy is slowing. We do not believe a recession is likely over the next six months, but we have positioned the portfolio for a less robust economy and a challenging earnings environment.

    Our stock selection is heavily biased toward large-cap, stable growth companies that have minimal revenue exposure to Asia and other emerging markets. Health-care, technology and communications services are still our favorite sectors in the market, while basic materials and capital goods stocks currently have limited appeal given the cyclicality of their earnings.

                                                               NOVEMBER 16, 1998

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Growth Fund Series

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)        PERIODS ENDING 10/31/98

                                                         INCEPTION  INCEPTION
                             1 YEAR  5 YEARS  10 YEARS  TO 10/31/98   DATE
Class A Shares at NAV(2)     12.26%   15.57%    14.50%       --         --
Class A Shares at POP(3)      6.92    14.45%    13.94%       --         --
Class B Shares at NAV(2)     11.41      --        --       17.91%     7/15/94
Class B Shares with CDSC(4)   8.00      --        --       17.64      7/15/94
S&P 500 Index(6)             22.02    21.38     17.89      25.53      7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(6) The S&P 500 Index in an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment "will fluctuate so that an investor's shares, when redeemed, " may be worth more or less than their original cost.

GROWTH OF $10,000                               PERIODS ENDING 10/31

           Phoenix Growth Fund
             Series Class A(5)        S&P 500 Index(6)
10/31/88        $9,524.09                $10,000.00
10/31/89       $11,565.72                $12,621.29
10/31/90       $11,918.82                $11,672.02
10/31/91       $15,610.24                $15,582.84
10/31/92       $16,694.64                $17,134.23
10/31/93       $17,896.71                $19,687.15
10/31/94       $18,265.76                $20,461.52
10/31/95       $22,632.73                $25,865.90
10/31/96       $26,330.93                $32,125.48
10/31/97       $32,863.04                $42,510.43
10/31/98       $36,891.86                $51,869.72

This Growth of $10,p00 chart assumes an initial ""investment of $10,000 made on 10/31/88 in " Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in "inception dates, fees and sales charges.

SECTOR WEIGHTINGS 10/31/98
As a percentage of equity holdings

Technology                     22%
Health-Care                    19%
Consumer Staples               18%
Financials                     15%
Communication Services          9%
Capital Goods                   6%
Energy                          6%
Other                           5%

Phoenix Growth Fund Series

 TEN LARGEST HOLDINGS AT OCTOBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  International Business Machines Corp.                          4.0%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    2.  Intel Corp.                                                    3.7%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    3.  Pfizer, Inc.                                                   3.1%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
    4.  AirTouch Communications, Inc.                                  3.0%
        PROVIDES WIRELESS TELECOMMUNICATIONS AND PAGING SERVICES
    5.  Warner-Lambert Co.                                             3.0%
        MAKES CONSUMER HEALTH-CARE PRODUCTS
    6.  Microsoft Corp.                                                2.9%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    7.  Schering-Plough Corp.                                          2.8%
        DEVELOPS, MAKES AND MARKETS PHARMACEUTICAL AND HEALTH-CARE PRODUCTS
    8.  Bristol-Myers Squibb Co.                                       2.7%
        COMPREHENSIVE HEALTH-CARE COMPANY
    9.  General Electric Co.                                           2.6%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
   10.  Freddie Mac                                                    2.5%
        GOVERNMENT AGENCY MORTGAGE ISSUER

                        INVESTMENTS AT OCTOBER 31, 1998

                                                       SHARES          VALUE
                                                     -----------   -------------

COMMON STOCKS--97.2%
BANKS (MAJOR REGIONAL)--3.7%
Bank One Corp...........................               1,210,058   $  59,141,585
Mellon Bank Corp........................                 307,300      18,476,412
U.S. Bancorp............................                 417,500      15,238,750
                                                                   -------------
                                                                      92,856,747
                                                                   -------------

BANKS (MONEY CENTER)--1.4%
BankAmerica Corp........................                 600,869      34,512,413
BEVERAGES (ALCOHOLIC)--1.1%
Anheuser-Busch Companies, Inc...........                 455,700      27,085,669

BEVERAGES (NON-ALCOHOLIC)--1.4%
PepsiCo, Inc............................               1,077,200      36,355,500

BROADCASTING (TELEVISION, RADIO & CABLE)--4.8%
CBS Corp................................                 535,100      14,949,356
Chancellor Media Corp.(b)...............                 361,400      13,868,725
Clear Channel Communications, Inc.(b)...                 488,600      22,261,837
Liberty Media Group(b)..................                 657,200      25,014,675
Tele-Communications, Inc.(b)............               1,062,400      44,753,600
                                                                   -------------
                                                                     120,848,193
                                                                   -------------

COMPUTERS (HARDWARE)--4.0%
International Business Machines Corp....                 671,500      99,675,781

COMPUTERS (NETWORKING)--1.2%
Cisco Systems, Inc.(b)..................                 495,600      31,222,800

                                                       SHARES          VALUE
                                                     -----------   -------------

COMPUTERS (PERIPHERALS)--1.8%
EMC Corp.(b)............................                 696,300   $  44,824,312

COMPUTERS (SOFTWARE & SERVICES)--10.6%
America Online, Inc.(b).................                 243,800      30,977,837
BMC Software, Inc.(b)...................                 727,600      34,970,275
Compuware Corp.(b)......................                 922,700      49,998,806
Edwards (J.D.) & Co.(b).................                 361,200      11,829,300
HBO & Co................................                 960,000      25,200,000
Microsoft Corp.(b)......................                 698,200      73,921,925
Oracle Corp.(b).........................                 619,200      18,305,100
Sterling Commerce, Inc.(b)..............                 383,100      13,504,275
Yahoo!, Inc.(b).........................                  49,800       6,516,019
                                                                   -------------
                                                                     265,223,537
                                                                   -------------

CONSUMER FINANCE--1.0%
Capital One Financial Corp..............                 249,100      25,345,925

DISTRIBUTORS (FOOD & HEALTH)--1.5%
Cardinal Health, Inc....................                 392,500      37,115,781

ELECTRICAL EQUIPMENT--2.6%
General Electric Co.....................                 758,100      66,333,750

ELECTRONICS (SEMICONDUCTORS)--3.7%
Intel Corp..............................               1,038,500      92,621,219

FINANCIAL (DIVERSIFIED)--5.4%
Citigroup, Inc..........................                 849,750      39,991,359
Freddie Mac.............................               1,107,300      63,669,750

18                     See Notes to Financial Statements

Phoenix Growth Fund Series

                                                       SHARES          VALUE
                                                     -----------   -------------
FINANCIAL (DIVERSIFIED)--CONTINUED
Morgan Stanley Dean Witter & Co.........                 516,800   $  33,462,800
                                                                   -------------
                                                                     137,123,909
                                                                   -------------
HEALTH CARE (DIVERSIFIED)--5.6%
Bristol-Myers Squibb Co.................                 603,000      66,669,187
Warner-Lambert Co.......................                 949,800      74,440,575
                                                                   -------------
                                                                     141,109,762
                                                                   -------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--7.1%
Pfizer, Inc.............................                 732,600      78,617,137
Schering-Plough Corp....................                 672,300      69,162,862
Watson Pharmaceuticals, Inc.(b).........                 569,000      31,650,625
                                                                   -------------
                                                                     179,430,624
                                                                   -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.6%
Baxter International, Inc...............                 423,700      25,395,519
Becton, Dickinson and Co................                 279,300      11,765,512
Genzyme Corp.(b)........................                 294,800      12,400,025
Medtronic, Inc..........................                 645,300      41,944,500
                                                                   -------------
                                                                      91,505,556
                                                                   -------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--2.4%
Clorox Co. (The)........................                  93,800      10,247,650
Colgate-Palmolive Co....................                 143,700      12,699,488
Procter & Gamble Co. (The)..............                 411,300      36,554,288
                                                                   -------------
                                                                      59,501,426
                                                                   -------------

INSURANCE (LIFE/HEALTH)--0.6%
UNUM Corp...............................                 310,600      13,802,288
INSURANCE (MULTI-LINE)--1.9%
American International Group, Inc.......                 406,200      34,628,550
ReliaStar Financial Corp................                 292,100      12,797,631
                                                                   -------------
                                                                      47,426,181
                                                                   -------------

INSURANCE (PROPERTY-CASUALTY)--0.8%
Allstate Corp...........................                 442,800      19,068,075

MANUFACTURING (DIVERSIFIED)--2.0%
Tyco International Ltd..................                 819,700      50,770,169
OIL (DOMESTIC INTEGRATED)--1.4%
USX-Marathon Group......................               1,079,300      35,279,619

                                                       SHARES          VALUE
                                                     -----------   -------------

OIL (INTERNATIONAL INTEGRATED)--2.6%
Amoco Corp..............................                 945,400   $  53,060,575
Conoco, Inc.(b).........................                 506,800      12,606,650
                                                                   -------------
                                                                      65,667,225
                                                                   -------------

OIL & GAS (DRILLING & EQUIPMENT)--2.3%
Halliburton Co..........................                 709,700      25,504,844
Schlumberger Ltd........................                 351,000      18,427,500
Transocean Offshore, Inc................                 368,000      13,593,000
                                                                   -------------
                                                                      57,525,344
                                                                   -------------

RETAIL (BUILDING SUPPLIES)--1.5%
Home Depot, Inc.........................                 891,000      38,758,500

RETAIL (COMPUTERS & ELECTRONICS)--0.6%
Tandy Corp..............................                 281,100      13,932,019

RETAIL (DRUG STORES)--3.9%
CVS Corp................................               1,038,000      47,423,625
Rite Aid Corp...........................               1,246,600      49,474,438
                                                                   -------------
                                                                      96,898,063
                                                                   -------------

RETAIL (FOOD CHAINS)--4.1%
Meyer (Fred), Inc.(b)...................                 739,880      39,444,853
Safeway, Inc.(b)........................               1,322,900      63,251,156
                                                                   -------------
                                                                     102,696,009
                                                                   -------------

RETAIL (SPECIALTY)--2.0%
Amazon.com, Inc.(b).....................                  61,000       7,712,688
Borders Group, Inc.(b)..................                 610,000      15,478,750
Staples, Inc.(b)........................                 849,600      27,718,200
                                                                   -------------
                                                                      50,909,638
                                                                   -------------

SERVICES (COMMERCIAL & CONSUMER)--0.5%
ServiceMaster Co. (The).................                 592,800      12,522,900

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.0%
AirTouch Communications, Inc.(b)........               1,357,200      76,003,200

TELECOMMUNICATIONS (LONG DISTANCE)--3.4%
AT&T Corp...............................                 655,900      40,829,775
MCI WorldCom, Inc.(b)...................                 793,235      43,826,234
                                                                   -------------
                                                                      84,656,009
                                                                   -------------

                       See Notes to Financial Statements                      19

Phoenix Growth Fund Series

                                                       SHARES          VALUE
                                                     -----------   -------------
TELEPHONE--2.0%
BellSouth Corp..........................                 348,300   $  27,798,694
SBC Communications, Inc.................                 468,500      21,697,406
                                                                   -------------
                                                                      49,496,100
                                                                   -------------

WASTE MANAGEMENT--1.7%
Waste Management, Inc...................                  42,500      42,530,313
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,999,917,072)                                   2,440,634,556
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.8%
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.8%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                 273,000      19,127,062
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $12,835,602)                                         19,127,062
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.0%
(IDENTIFIED COST $2,012,752,674)                                   2,459,761,618
--------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)
                                          ------------   -------

MEDIUM-TERM NOTES--0.1%

Associates Corporation of North America
5.65%, 6/15/99..........................      A-1+       $ 2,000       2,009,936
--------------------------------------------------------------------------------
TOTAL MEDIUM-TERM NOTES
(IDENTIFIED COST $1,997,985)                                           2,009,936
--------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

SHORT-TERM OBLIGATIONS--0.5%

COMMERCIAL PAPER--0.5%
Cargill, Inc. 5.60%, 11/2/98............      A-1+       $ 3,650   $   3,649,432
Goldman, Sachs & Co. 5.25%, 12/11/98....      A-1+           805         800,227
Greenwich Funding Corp. 5.35%, 1/8/99...      A-1+         2,000       1,981,202
Coca-Cola Co. 4.89%, 1/11/99............      A-1+         3,000       2,999,090
Minnesota Mining and Manufacturing Co.
4.95%, 1/21/99..........................      A-1+         3,000       2,978,871
                                                                   -------------
                                                                      12,408,822
                                                                   -------------

FEDERAL AGENCY SECURITIES--0.0%
FFCB 6.02% 1/22/99......................      AAA          1,500       1,503,591
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,872,329)                                         13,912,413
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $2,028,622,988)                                     2,475,683,967(a)
Cash and receivables, less liabilities--1.4%                            34,592,998
                                                                  ----------------
NET ASSETS--100.0%                                                $  2,510,276,965
                                                                  ----------------
                                                                  ----------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $493,154,553 and gross depreciation of $48,550,269 for federal income tax purposes. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $2,031,079,683.
(b)  Non-income producing.

20                     See Notes to Financial Statements

Phoenix Growth Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $2,028,622,988)                            $2,475,683,967
Short-term investments held as collateral for loaned
  securities                                                       8,735,352
Cash                                                                   1,657
Receivables
  Investment securities sold                                      67,163,681
  Dividends and interest                                           1,561,000
  Fund shares sold                                                   294,205
                                                              --------------
    Total assets                                               2,553,439,862
                                                              --------------

LIABILITIES
Payables
  Investment securities purchased                                 26,434,454
  Collateral on securities loaned                                  8,735,352
  Fund shares repurchased                                          4,842,897
  Investment advisory fee                                          1,325,349
  Distribution fee                                                   544,354
  Transfer agent fee                                                 782,012
  Financial agent fee                                                 46,507
  Trustees' fees                                                       3,600
Accrued expenses                                                     448,372
                                                              --------------
    Total liabilities                                             43,162,897
                                                              --------------
NET ASSETS                                                    $2,510,276,965
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               1,828,160,596
Accumulated net realized gain                                    235,055,390
Net unrealized appreciation                                      447,060,979
                                                              --------------
NET ASSETS                                                    $2,510,276,965
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,434,217,136)             97,558,058
Net asset value per share                                             $24.95
Offering price per share $24.95/(1-4.75%)                             $26.19
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $76,059,829)                 3,116,622
Net asset value and offering price per share                          $24.40

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $ 19,305,439
Interest                                                         3,019,397
Security lending                                                   190,319
                                                              ------------
    Total investment income                                     22,515,155
                                                              ------------

EXPENSES
Investment advisory fee                                         17,237,170
Distribution fee, Class A                                        6,370,432
Distribution fee, Class B                                          746,966
Financial agent fee                                                550,750
Transfer agent                                                   3,356,949
Printing                                                           256,437
Custodian                                                          142,270
Registration                                                        60,398
Professional                                                        59,978
Trustees                                                            16,343
Miscellaneous                                                       41,230
                                                              ------------
    Total expenses                                              28,838,923
                                                              ------------
NET INVESTMENT LOSS                                             (6,323,768)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                240,243,310
Net change in unrealized appreciation (depreciation) on
  investments                                                   75,013,694
                                                              ------------
NET GAIN ON INVESTMENTS                                        315,257,004
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $308,933,236
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements                      21

Phoenix Growth Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended        Year Ended
                                             10/31/98          10/31/97
                                          ---------------   ---------------
FROM OPERATIONS
  Net investment income (loss)            $    (6,323,768)  $    12,828,128
  Net realized gain                           240,243,310       499,286,602
  Net change in unrealized appreciation
    (depreciation)                             75,013,694        37,069,225
                                          ---------------   ---------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                308,933,236       549,183,955
                                          ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                       --       (17,472,939)
  Net investment income, Class B                       --           (64,123)
  Net realized gains, Class A                (489,479,916)     (395,993,712)
  Net realized gains, Class B                 (13,875,674)       (8,267,051)
                                          ---------------   ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (503,355,590)     (421,797,825)
                                          ---------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (15,305,754 and 10,576,129 shares,
    respectively)                             379,717,014       270,447,275
  Net asset value of shares issued from
    reinvestment of distributions
    (20,640,114 and 16,237,740 shares,
    respectively)                             454,706,097       381,717,419
  Cost of shares repurchased (28,881,261
    and 23,676,500 shares, respectively)     (730,281,016)     (604,530,141)
                                          ---------------   ---------------
Total                                         104,142,095        47,634,553
                                          ---------------   ---------------
CLASS B
  Proceeds from sales of shares (825,152
    and 938,817 shares, respectively)          20,213,833        23,549,010
  Net asset value of shares issued from
    reinvestment of distributions
    (585,412 and 325,555 shares,
    respectively)                              12,698,430         7,574,359
  Cost of shares repurchased (766,812
    and 493,546 shares, respectively)         (18,666,026)      (12,629,905)
                                          ---------------   ---------------
Total                                          14,246,237        18,493,464
                                          ---------------   ---------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              118,388,332        66,128,017
                                          ---------------   ---------------
  NET INCREASE (DECREASE) IN NET ASSETS       (76,034,022)      193,514,147
NET ASSETS
  Beginning of period                       2,586,310,987     2,392,796,840
                                          ---------------   ---------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 2,510,276,965   $ 2,586,310,987
                                          ---------------   ---------------
                                          ---------------   ---------------

22                     See Notes to Financial Statements

Phoenix Growth Fund Series

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31
                                       ----------------------------------------------------------------------
                                             1998           1997           1996           1995           1994
Net asset value, beginning of period   $    27.83     $    26.87     $    24.92     $    21.24     $    21.53
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)              (0.06)(4)       0.14(4)        0.20(4)        0.26           0.26
  Net realized and unrealized gain
    (loss)                                   2.73           5.62           3.63           4.53           0.17
                                            -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           2.67           5.76           3.83           4.79           0.43
                                            -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                     --          (0.21)         (0.25)         (0.30)         (0.24)
  Dividends from net realized gains         (5.55)         (4.59)         (1.63)         (0.81)         (0.48)
                                            -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (5.55)         (4.80)         (1.88)         (1.11)         (0.72)
                                            -----          -----          -----          -----          -----
Change in net asset value                   (2.88)          0.96           1.95           3.68          (0.29)
                                            -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $    24.95     $    27.83     $    26.87     $    24.92     $    21.24
                                            -----          -----          -----          -----          -----
                                            -----          -----          -----          -----          -----
Total return(1)                             12.26%         24.81%         16.34%         23.91%          2.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $2,434,217     $2,518,289     $2,347,471     $2,300,251     $2,140,458
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.08%          1.10%          1.17%          1.20%          1.19%
  Net investment income (loss)              (0.22)%         0.53%          0.80%          0.92%          1.22%
Portfolio turnover                            110%           196%           116%           109%           118%

                                                                         CLASS B
                                       ---------------------------------------------------------------------------
                                                                                                        FROM
                                                        YEAR ENDED OCTOBER 31                         INCEPTION
                                       -------------------------------------------------------       7/15/94 TO
                                             1998           1997           1996           1995        10/31/94
Net asset value, beginning of period   $    27.51     $    26.63     $    24.74     $    21.19       $       20.48
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)              (0.24)(4)      (0.06)(4)         --(4)          --(4)             0.01
  Net realized and unrealized gain
    (loss)                                   2.68           5.57           3.61           4.60                0.70
                                            -----          -----          -----          -----               -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           2.44           5.51           3.61           4.60                0.71
                                            -----          -----          -----          -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                     --          (0.04)         (0.09)         (0.24)                 --
  Dividends from net realized gains         (5.55)         (4.59)         (1.63)         (0.81)                 --
                                            -----          -----          -----          -----               -----
      TOTAL DISTRIBUTIONS                   (5.55)         (4.63)         (1.72)         (1.05)                 --
                                            -----          -----          -----          -----               -----
Change in net asset value                   (3.11)          0.88           1.89           3.55                0.71
                                            -----          -----          -----          -----               -----
NET ASSET VALUE, END OF PERIOD         $    24.40     $    27.51     $    26.63     $    24.74       $       21.19
                                            -----          -----          -----          -----               -----
                                            -----          -----          -----          -----               -----
Total return(1)                             11.41%         23.89%         15.48%         23.02%               3.47%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $76,060        $68,022        $45,326        $20,111              $2,966
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.83%          1.85%          1.93%          1.97%               1.87%(2)
  Net investment income (loss)              (0.97)%        (0.25)%         0.01%          0.01%               0.32%(2)
Portfolio turnover                            110%           196%           116%           109%                118%

(1) Maximum sales load is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.

                       See Notes to Financial Statements                      23

PHOENIX AGGRESSIVE GROWTH FUND SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROGER ENGEMANN, CFA, JIM MAIR, CFA AND JOHN TILSON, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for aggressive long-term investors willing to assume above-average risk in return for above-average capital growth potential. The Fund may invest in smaller capitalization companies, and investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW HAS THE FUND PERFORMED OVER THE PAST YEAR THROUGH OCTOBER 31, 1998?

A: For the year, Class A shares returned 0.38% and Class B shares were down (0.28)% compared with a loss of (15.86)% for the Russell 2000 Growth Index.(1)

Q: SINCE ROGER ENGEMANN & ASSOCIATES, INC. TOOK OVER MANAGEMENT OF THE FUND ON JANUARY 8, 1998, COULD YOU DESCRIBE THE CHANGES THAT HAVE BEEN MADE TO THE PORTFOLIO AND COMMENT ON YOUR INVESTMENT PHILOSOPHY?

A: We utilize a top-down approach to sector allocation, combined with a bottom-up approach to stock selection. Additionally, we employ a lower turnover style than the previous manager, which may result in the Fund being more tax efficient than in the past.

    We also changed a significant portion of the portfolio in January 1998 and have concentrated assets into a handful of larger positions (4-5%) as well as smaller positions. The larger positions are a fundamental focus on strong, mid-cap companies, whereas the smaller positions tend to be groups of small-cap companies in select sectors.

    Due to extreme volatility, the Fund operated with an above-average cash position for much of the year. We are targeting a normal cash position of 5%-8% to take advantage of opportunities arising in the market. During the market volatility of August through early October, when the Russell 2000 dropped by approximately 34%, we began aggressively deploying the Fund's cash, mainly into technology stocks. As a result, technology stocks increased from 32.0% of the portfolio on July 31, 1998, to 47.0% on October 31, 1998. At the end of October, the Fund's cash position stood at 11.4% versus 7.4% on July 31, 1998.

Q: WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A: We expect to continue emphasizing technology as a major part of the portfolio due to the outstanding growth characteristics exhibited by the sector and our experience investing in the sector. We will continue to focus on fast growing sectors and companies and will purchase these stocks when market opportunities are present.

    We feel the global economy remains tenuous. However, there are signs of improvement that account for the recent rebound in the markets. Interest rates remain near their 30-year lows, which bodes well for investing in equities. We continue to be bullish on the long-term prospects of equities versus other available investment instruments.

    Our thanks go to the shareholders of the Fund for their patience during these turbulent times. And we encourage investors to view markets as we do--with a long-term perspective. An investment in the Phoenix Aggressive Growth Fund should be consistent with the investor's long-term goals and risk profile. We look forward to serving you again next year.

                                                                DECEMBER 2, 1998

(1) THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF SMALL-CAPITALIZATION GROWTH-ORIENTED STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Aggressive Growth Fund Series

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)      PERIODS ENDING 10/31/98

                                                                                INCEPTION      INCEPTION
                                               1 YEAR   5 YEARS    10 YEARS    TO 10/31/98       DATE
Class A Shares at NAV(2)                       0.38%     13.86%     12.91%           --             --
Class A Shares at POP(3)                      (4.40)     12.75      12.37            --             --
Class B Shares at NAV(2)                      (0.28)        --         --         15.92%        7/21/94
Class B Shares with CDSC(4)                   (3.30)        --         --         15.63         7/21/94
Russell 2000 Growth Index(6)                  (15.86)     6.66       9.85         10.21         7/21/94
S&P 500 Index(7)                               22.02     21.38      17.89         25.75         7/21/94

(1) Total returns are historical and include changes in share price and the re-investment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(6) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.

(7) The S&P 500's Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                          PERIODS ENDING 10/31
               Phoenix
           Aggressive Growth        Russell 2000       S&P 500
          Fund Series Class A(5)   Growth Index(6)     Index(7)
10/31/88      $9,527.49              $10,000.00      $10,000.00
10/31/89     $11,298.46              $11,872.00      $12,621.29
10/31/90      $9,798.75               $8,745.00      $11,672.02
10/31/91     $13,716.89              $14,563.00      $15,582.84
10/30/92     $14,660.27              $14,511.00      $17,134.23
10/29/93     $16,771.57              $18,526.00      $19,687.15
10/31/94     $16,834.21              $18,357.00      $20,461.52
10/31/95     $22,749.37              $22,136.00      $25,865.90
10/31/96     $26,714.49              $25,086.00      $32,125.48
10/31/97     $31,968.17              $30,397.00      $42,510.43
10/30/98     $32,090.30              $25,576.00      $51,869.72

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees, and sales charges.

SECTOR WEIGHTINGS 10/31/98
As a percentage of equity holdings

Technology                     47%
Communication Services         10%
Consumer Cyclicals             10%
Financials                     10%
Consumer Staples                9%
Health Care                     7%
Other                           7%

Phoenix Aggressive Growth Fund Series

 TEN LARGEST HOLDINGS AT OCTOBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Cendant Corp.                                                  5.7%
        FRANCHISES HOTELS, RENTAL CAR AGENCIES, AND REAL ESTATE BROKERAGE
        OFFICES
    2.  MCI WorldCom, Inc.                                             4.8%
        COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
    3.  America Online, Inc.                                           3.8%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    4.  Intel Corp.                                                    3.6%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    5.  HBO & Co.                                                      3.3%
        DEVELOPS MANAGEMENT SOFTWARE SOLUTIONS FOR THE HEALTH-CARE INDUSTRY
    6.  Tellabs, Inc.                                                  3.0%
        MAKES AND SERVICES VOICE, DATA AND VIDEO NETWORK ACCESS SYSTEMS
    7.  Cambridge Technology Partners, Inc.                            2.8%
        PROVIDES MANAGEMENT CONSULTING AND SYSTEMS INTEGRATION
    8.  Philip Morris Companies, Inc.                                  2.5%
        MAKES TOBACCO PRODUCTS AND PACKAGED GROCERY PRODUCTS
    9.  AirTouch Communications, Inc.                                  2.4%
        PROVIDES WIRELESS TELECOMMUNICATIONS AND PAGING SERVICES
   10.  Ascend Communications, Inc.                                    2.3%
        DEVELOPS, MAKES AND SELLS WIDE-AREA NETWORKING SOLUTIONS

                        INVESTMENTS AT OCTOBER 31, 1998

                                                       SHARES         VALUE
                                                     ----------   -------------

COMMON STOCKS--88.8%
BANKS (MONEY CENTER)--1.9%
BankAmerica Corp........................                 35,000   $   2,010,312
Morgan (J.P.) & Co., Inc. ..............                 25,000       2,356,250
                                                                  -------------
                                                                      4,366,562
                                                                  -------------

BEVERAGES (NON-ALCOHOLIC)--0.7%
PepsiCo, Inc............................                 50,000       1,687,500

BROADCASTING (TELEVISION, RADIO & CABLE)--2.5%
Clear Channel Communications, Inc.(b)...                 60,000       2,733,750
Univision Communications, Inc. Class
A(b)....................................                105,000       3,097,500
                                                                  -------------
                                                                      5,831,250
                                                                  -------------

COMMUNICATIONS EQUIPMENT--8.2%
Ascend Communications, Inc.(b)..........                115,000       5,548,750
Com21, Inc.(b)..........................                 62,000         930,000
Global Crossing Ltd.(b).................                 30,000         862,500
Lucent Technologies, Inc................                 36,000       2,886,750
McLeod USA, Inc.(b).....................                 20,000         731,250
Tellabs, Inc.(b)........................                130,000       7,150,000
Terayon Communications Systems,
Inc.(b).................................                100,000       1,200,000
                                                                  -------------
                                                                     19,309,250
                                                                  -------------

COMPUTERS (HARDWARE)--3.4%
Compaq Computer Corp. ..................                 75,000   $   2,371,875
Maxtor Corp.(b).........................                250,000       2,656,250

                                                       SHARES         VALUE
                                                     ----------   -------------
COMPUTERS (HARDWARE)--CONTINUED
Sun Microsystems, Inc.(b)...............                 50,000   $   2,912,500
                                                                  -------------
                                                                      7,940,625
                                                                  -------------

COMPUTERS (NETWORKING)--1.1%
Cisco Systems, Inc.(b)..................                 40,000       2,520,000

COMPUTERS (PERIPHERALS)--1.2%
EMC Corp.(b)............................                 45,000       2,896,875

COMPUTERS (SOFTWARE & SERVICES)--20.2%
America Online, Inc.(b).................                 70,000       8,894,375
BMC Software, Inc.(b)...................                 60,000       2,883,750
Cambridge Technology Partners,
Inc.(b).................................                300,000       6,637,500
Compuware Corp.(b)......................                 90,000       4,876,875
Edwards (J.D.) & Co.(b).................                 60,000       1,965,000
HBO & Co................................                300,000       7,875,000
Legato Systems, Inc.(b).................                 37,000       1,447,625
Mastech Corp.(b)........................                150,000       3,525,000
Network Associates, Inc.(b).............                 75,000       3,187,500
New Era of Networks, Inc.(b)............                 23,000       1,132,750
Sapient Corp.(b)........................                 30,000       1,351,875
VERITAS Software Corp.(b)...............                 40,000       2,005,000
Whittman-Hart, Inc.(b)..................                100,000       1,987,500
                                                                  -------------
                                                                     47,769,750
                                                                  -------------

CONSUMER FINANCE--2.8%
American Express Co. ...................                 25,000   $   2,209,375

26                     See Notes to Financial Statements

Phoenix Aggressive Growth Fund Series

                                                       SHARES         VALUE
                                                     ----------   -------------
CONSUMER FINANCE--CONTINUED
Countrywide Credit Industries, Inc......                103,000   $   4,448,312
                                                                  -------------
                                                                      6,657,687
                                                                  -------------
DISTRIBUTORS (FOOD & HEALTH)--1.0%
Cardinal Health, Inc. ..................                 25,000       2,364,062

ELECTRONICS (INSTRUMENTATION)--3.0%
Jabil Circuit, Inc.(b)..................                 60,000       2,778,750
Micrel, Inc.(b).........................                 75,000       2,465,625
Sanmina Corp.(b)........................                 45,000       1,845,000
                                                                  -------------
                                                                      7,089,375
                                                                  -------------

ELECTRONICS (SEMICONDUCTORS)--6.9%
Intel Corp..............................                 95,000       8,472,812
Texas Instruments, Inc..................                 40,000       2,557,500
Uniphase Corp.(b).......................                 50,000       2,475,000
Vitesse Semiconductor Corp.(b)..........                 90,000       2,902,500
                                                                  -------------
                                                                     16,407,812
                                                                  -------------
FINANCIAL SERVICES-MISCELLANEOUS--0.7%
Federal Home Loan Mortgage..............                 30,000       1,725,000

HEALTH CARE (DIVERSIFIED)--2.3%
McKesson Corp. .........................                 20,000       1,540,000
Mylan Laboratories, Inc.................                 70,000       2,410,625
Warner-Lambert Co. .....................                 20,000       1,567,500
                                                                  -------------
                                                                      5,518,125
                                                                  -------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--4.1%
Forest Laboratories, Inc.(b)............                 35,000       1,463,438
Merck & Co., Inc........................                 35,000       4,733,750
Pfizer, Inc.............................                 20,000       2,146,250
Watson Pharmaceuticals, Inc.(b).........                 25,000       1,390,625
                                                                  -------------
                                                                      9,734,063
                                                                  -------------
INVESTMENT BANKING/BROKERAGE--3.5%
Donaldson, Lufkin & Jenrette, Inc.......                 85,000       3,038,750
Lehman Brothers Holdings, Inc...........                 77,000       2,921,188
Paine Webber Group, Inc. ...............                 70,000       2,340,625
                                                                  -------------
                                                                      8,300,563
                                                                  -------------

                                                       SHARES         VALUE
                                                     ----------   -------------

MANUFACTURING (DIVERSIFIED)--1.4%
Tyco International Ltd..................                      8   $         496
United Technologies Corp................                 35,000       3,333,750
                                                                  -------------
                                                                      3,334,246
                                                                  -------------

OIL & GAS (DRILLING & EQUIPMENT)--0.8%
Transocean Offshore, Inc................                 50,000   $   1,846,875

OIL & GAS (REFINING & MARKETING)--0.4%
Sun Co., Inc............................                 30,000       1,029,375

RAILROADS--1.3%
Kansas City Southern Industries,
Inc. ...................................                 80,000       3,090,000

RETAIL (DRUG STORES)--1.7%
Walgreen Co.............................                 80,000       3,895,000

RETAIL (GENERAL MERCHANDISE)--2.4%
Bed, Bath & Beyond, Inc.(b).............                130,000       3,583,125
Kmart Corp. ............................                150,000       2,118,750
                                                                  -------------
                                                                      5,701,875
                                                                  -------------

SERVICES (COMMERCIAL & CONSUMER)--5.7%
Cendant Corp.(b)........................              1,175,000      13,439,063

SERVICES (DATA PROCESSING)--0.6%
i2 Technologies, Inc.(b)................                 80,000       1,490,000

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.4%
AirTouch Communications, Inc.(b)........                100,000       5,600,000

TELECOMMUNICATIONS (LONG DISTANCE)--4.8%
MCI WorldCom, Inc.(b)...................                205,000      11,326,250

TELEPHONE--1.3%
Qwest Communications International,
Inc.(b).................................                 80,000       3,130,000

TOBACCO--2.5%
Philip Morris Companies, Inc............                113,000       5,777,125
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $185,514,104)                                      209,778,308
-------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--88.8%
(IDENTIFIED COST $185,514,104)                                      209,778,308
-------------------------------------------------------------------------------

                       See Notes to Financial Statements                      27

Phoenix Aggressive Growth Fund Series

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

SHORT-TERM OBLIGATIONS--11.4%

COMMERCIAL PAPER--11.4%
Allied Signal, Inc. 5.42%, 11/2/98......      A-1        $   610   $     609,908
Coca-Cola Co. 5.57%, 11/2/98............      A-1+         2,000       1,999,691
Ford Motor Credit Co. 5.39%, 11/4/98....      A-1          2,155       2,154,032
Lexington Parker Capital Co. LLC 5.22%,
11/6/98.................................      A-1          2,040       2,038,521
Koch Industries, Inc. 5.00%, 11/12/98...      A-1          2,000       1,996,944
Beta Finance, Inc. 5.30%, 11/17/98......      A-1+         1,840       1,835,666
Wisconsin Electric Power 5.05%,
11/20/98................................      A-1          4,000       3,989,339
Goldman Sachs & Co. 5.15%, 11/23/98.....      A-1+         5,395       5,378,021
Enterprise Funding Corp. 5.18%,
11/30/98................................      A-1          1,070       1,065,535
General Electric Capital Corp. 5.05%,
12/1/98.................................      A-1+         1,500       1,493,687
Du Pont (E.I.) de Nemours & Co. 5.03%,
12/7/98.................................      A-1+         4,455       4,432,591
                                                                   -------------
                                                                      26,993,935
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $26,993,935)                                         26,993,935
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $212,508,039)                                        236,772,243(a)
Cash and receivables, less liabilities--(0.2%)                           (465,733)
                                                                   --------------
NET ASSETS--100.0%                                                 $  236,306,510
                                                                   --------------
                                                                   --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $39,630,515 and gross depreciation of $15,764,978 for federal income tax purposes. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $212,906,706.
(b)  Non-income producing.

28                     See Notes to Financial Statements

Phoenix Aggressive Growth Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $212,508,039)                              $  236,772,243
Short-term investments held as collateral for loaned
  securities                                                       3,240,490
Cash                                                                   2,471
Receivables
  Fund shares sold                                                   124,787
  Dividend                                                            18,705
                                                              --------------
    Total assets                                                 240,158,696
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  3,240,490
  Fund shares repurchased                                            227,803
  Investment advisory fee                                            127,904
  Transfer agent fee                                                  87,222
  Distribution fee                                                    53,474
  Financial agent fee                                                 18,827
  Trustees' fee                                                        3,745
Accrued expenses                                                      92,721
                                                              --------------
    Total liabilities                                              3,852,186
                                                              --------------
NET ASSETS                                                    $  236,306,510
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  218,566,485
Accumulated net realized loss                                     (6,524,179)
Net unrealized appreciation                                       24,264,204
                                                              --------------
NET ASSETS                                                    $  236,306,510
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $222,149,315)               16,192,889
Net asset value per share                                             $13.72
Offering price per share $13.72/(1-4.75%)                             $14.40
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $14,157,195)                 1,074,302
Net asset value and offering price per share                          $13.18

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Interest                                                      $    1,534,364
Dividends                                                          1,076,950
Security lending                                                     108,844
                                                              --------------
    Total investment income                                        2,720,158
                                                              --------------
EXPENSES
Investment advisory fee                                            1,847,122
Distribution fee, Class A                                            623,341
Distribution fee, Class B                                            145,242
Financial agent fee                                                  166,926
Transfer agent                                                       368,426
Printing                                                              35,702
Professional                                                          30,157
Custodian                                                             27,220
Registration                                                          27,216
Trustees                                                              12,765
Miscellaneous                                                          8,918
                                                              --------------
    Total expenses                                                 3,293,035
                                                              --------------
NET INVESTMENT LOSS                                                 (572,877)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (6,139,764)
Net change in unrealized appreciation (depreciation) on
  investments                                                      9,270,385
                                                              --------------
NET GAIN ON INVESTMENTS                                            3,130,621
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    2,557,744
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      29

Phoenix Aggressive Growth Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            10/31/98        10/31/97
                                          -------------   -------------
FROM OPERATIONS
  Net investment loss                     $    (572,877)  $  (1,405,570)
  Net realized gain (loss)                   (6,139,764)     54,155,507
  Net change in unrealized appreciation
    (depreciation)                            9,270,385      (8,722,108)
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                2,557,744      44,027,829
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (48,960,572)    (33,833,409)
  Net realized gains, Class B                (2,784,524)     (1,733,847)
  In excess of net realized gains, Class
    A                                          (369,101)             --
  In excess of net realized gains, Class
    B                                           (20,991)             --
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (52,135,188)    (35,567,256)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,468,365 and 4,764,191 shares,
    respectively)                            36,742,199      76,429,442
  Net asset value of shares issued from
    reinvestment of distributions
    (3,397,433 and 2,152,050 shares,
    repectively)                             45,837,639      31,462,960
  Cost of shares repurchased (3,976,755
    and 6,476,002 shares, respectively)     (59,756,494)   (103,491,166)
                                          -------------   -------------
Total                                        22,823,344       4,401,236
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (561,461
    and 787,300 shares, respectively)         8,094,162      12,236,599
  Net asset value of shares issued from
    reinvestment of distributions
    (194,011 and 104,653 shares,
    respectively)                             2,530,269       1,500,729
  Cost of shares repurchased (493,541
    and 711,043 shares, respectively)        (7,177,346)    (10,939,843)
                                          -------------   -------------
Total                                         3,447,085       2,797,485
                                          -------------   -------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             26,270,429       7,198,721
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS     (23,307,015)     15,659,294
NET ASSETS
  Beginning of period                       259,613,525     243,954,231
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 236,306,510   $ 259,613,525
                                          -------------   -------------
                                          -------------   -------------

30                     See Notes to Financial Statements

Phoenix Aggressive Growth Fund Series

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31
                                           ----------------------------------------------------------------------
                                                 1998           1997           1996           1995           1994
Net asset value, beginning of period       $    17.20     $    16.84     $    16.51     $    13.33     $    14.56
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                  (0.03)         (0.08)(4)      (0.13)(4)       0.06(4)        0.27
  Net realized and unrealized gain
    (loss)                                       0.04           2.95           2.64           4.21          (0.21)
                                                -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS           0.01           2.87           2.51           4.27           0.06
                                                -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --             --          (0.02)         (0.19)         (0.22)
  Dividends from net realized gains             (3.46)         (2.51)         (2.16)         (0.90)         (1.07)
  In excess of net realized gains               (0.03)            --             --             --             --
                                                -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                       (3.49)         (2.51)         (2.18)         (1.09)         (1.29)
                                                -----          -----          -----          -----          -----
Change in net asset value                       (3.48)          0.36           0.33           3.18          (1.23)
                                                -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $    13.72     $    17.20     $    16.84     $    16.51     $    13.33
                                                -----          -----          -----          -----          -----
                                                -----          -----          -----          -----          -----
Total return(1)                                  0.38%         19.67%         17.43%         35.14%          0.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $222,149       $246,002       $233,488       $180,288       $140,137

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.21%          1.20%          1.20%          1.29%          1.26%
  Net investment income (loss)                  (0.18)%        (0.53)%        (0.81)%         0.43%          1.97%
Portfolio turnover                                176%           518%           401%           331%           306%

                                                                           CLASS B
                                           ------------------------------------------------------------------------
                                                                                                           FROM
                                                            YEAR ENDED OCTOBER 31                       INCEPTION
                                           -------------------------------------------------------      7/21/94 TO
                                                 1998           1997           1996           1995       10/31/94
Net asset value, beginning of period       $    16.76     $    16.57     $    16.38     $    13.31     $      13.09
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                  (0.12)         (0.20)(4)      (0.25)(4)      (0.12)(4)         0.02
  Net realized and unrealized gain
    (loss)                                       0.03           2.90           2.60           4.26             0.20
                                                -----          -----          -----          -----            -----
      TOTAL FROM INVESTMENT OPERATIONS          (0.09)          2.70           2.35           4.14             0.22
                                                -----          -----          -----          -----            -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --             --             --          (0.17)              --
  Dividends from net realized gains             (3.46)         (2.51)         (2.16)         (0.90)              --
  In excess of net realized gains               (0.03)            --             --             --               --
                                                -----          -----          -----          -----            -----
      TOTAL DISTRIBUTIONS                       (3.49)         (2.51)         (2.16)         (1.07)              --
                                                -----          -----          -----          -----            -----
Change in net asset value                       (3.58)          0.19           0.19           3.07             0.22
                                                -----          -----          -----          -----            -----
NET ASSET VALUE, END OF PERIOD             $    13.18     $    16.76     $    16.57     $    16.38     $      13.31
                                                -----          -----          -----          -----            -----
                                                -----          -----          -----          -----            -----
Total return(1)                                 (0.28)%        18.70%         16.52%         34.15%            1.68%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $14,157        $13,611        $10,466         $2,393             $330

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.96%          1.96%          1.95%          2.04%            1.81%(2)
  Net investment income (loss)                  (0.93)%        (1.28)%        (1.57)%        (0.83)%           1.45%(2)
Portfolio turnover                                176%           518%           401%           331%             306%

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements                      31

PHOENIX HIGH YIELD FUND SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIM NORMAN, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for aggressive investors who desire high current income or who wish to diversify their equity portfolios. Investors should note that high-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are lower-yielding bonds. In addition, foreign investing involves special risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 1998?

A: Class A shares of the Fund returned (8.97)% and Class B shares returned (9.61)% compared with a return of (2.49)% for the CS First Boston High Yield Index. Since their inception on February 27, 1998, Class C shares returned (14.09)% compared with (6.39)% for the CS First Boston High Yield Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHY WAS PERFORMANCE DISAPPOINTING FOR THIS PERIOD?

A: Performance for the last 12 months was adversely impacted by the Fund's exposure to international high-yield markets in both emerging and non-emerging countries. The investments outside the U.S. continue to be consistent with our global high-yield strategy. The portfolio had an approximate 30% exposure to the international sector, which underperformed the domestic high-yield sector for the period April through September. August and September were particularly poor performing months for the higher risk fixed-income sectors as the fear of global recession and a significant drop in liquidity caused a sharp decline in prices for domestic high-yield and emerging-markets bonds.

    However, the Fund had strong relative performance in October due to the recovery in the international sector as those markets stabilized and bond prices rose from oversold levels. In addition, performance in October was helped by the recovery in the domestic high-yield market in the second half of the month, which continued in the first two weeks of November, the time period in which this was written. The strength in the international bond markets and the U.S. equity markets provided some comfort that a recession in the U.S., which was being discounted in high-yield bond prices, was not imminent, and money flowed back into the market through mutual funds.

Q: HAVE ANY CHANGES BEEN MADE TO THE PORTFOLIO?

A: There have not been any significant changes made to the portfolio with respect to sector allocation or sector weightings. The 30% exposure to the international markets was maintained as the price deterioration in August and September was, in our view, excessive and not reflective of underlying fundamentals. The top three sector weightings continue to be telecommunications, cable/media and energy. During the weakness in August and September, we made a number of changes to individual holdings in order to better position the portfolio for a period of recovery, which benefited performance in October and thus far into November.

(1) THE CS FIRST BOSTON HIGH YIELD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR HIGH-YIELD BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND IS CALCULATED MONTHLY RATHER THAN DAILY. THE INCEPTION TO DATE RATE OF RETURN IS FOR THE PERIOD 2/28/98 THROUGH 10/31/98.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: Our outlook is positive for high-yield bonds, and we believe they are poised to rise from their depressed levels. High-yield bonds have been trading at historically high yields relative to U.S. Treasuries due to concerns about the declining availability of credit and a slowing economy. Although we are anticipating a general slowing in economic growth in the U.S., we are not expecting the recession that appears to be reflected in current high-yield bond prices. We believe our conclusions are supported by the responsive interest rate policy of the Federal Reserve and the current fiscal budget surplus, which should provide support for the economy as needed. Under this scenario, yields currently available in the high-yield bond sector appear overly generous compared with U.S. Treasury benchmarks, and the extra yield cushion should offset any near-term volatility.

                                                               NOVEMBER 16, 1998

Phoenix High Yield Fund Series

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)                      PERIODS ENDING 10/31/98

                                                                                          INCEPTION     INCEPTION
                                                 1 YEAR        5 YEARS       10 YEARS    TO 10/31/98       DATE
Class A Shares at NAV(2)                         (8.97)%       5.63%         8.49%               --           --
Class A Shares at POP(3)                         (13.27)       4.62          7.97                --           --
Class B Shares at NAV(2)                         (9.61)          --            --              4.12%     2/16/94
Class B Shares with CDSC(4)                      (12.80)         --            --              3.83      2/16/94
Class C Shares at NAV(2)                             --          --            --             (14.09)    2/27/98
Class C Shares with CDSC(4)                          --          --            --             (14.89)    2/27/98
CS First Boston High Yield Index(7)               (2.49)       7.68         10.32                 --      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) The CS First Boston High Yield Index is 7.22% for Class B (since 2/28/94) and (6.39)% for Class C (since 2/28/98), respectively.

(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and C Shares will vary due to differing sales charges.

(7) Index performance is an unmanaged, commonly used measure of total return performance for high-yield bonds. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                 PERIODS ENDING 10/31

           Phoenix High Yield    CS First Boston
              Class A(6)       High Yield Index(7)

10/31/88       $9,525.86          $10,000.00
10/31/89       $9,586.83          $10,151.00
10/31/90       $9,108.72           $9,248.00
10/31/91       $11,547.02         $13,421.00
10/30/92       $13,426.74         $15,487.00
10/29/93       $16,363.88         $18,436.00
10/31/94       $15,943.67         $18,740.00
10/31/95       $17,727.54         $21,596.00
10/31/96       $20,555.22         $23,857.00
10/31/97       $23,645.13         $27,376.00
10/30/98       $21,523.52         $26,694.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS 10/31/98
As a percentage of bond holdings

Corporate                    71%
Foreign Corporate            22%
Non-Agency Mortgage           3%
Foreign Government            3%
Foreign Convertible           1%

Phoenix High Yield Fund Series

 TEN LARGEST HOLDINGS AT OCTOBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  WAM!NET, Inc.                                                  2.4%
        COMPUTER INDUSTRY CORPORATE BOND
    2.  Poland Communications, Inc.                                    2.4%
        BROADCASTING INDUSTRY CORPORATE BOND
    3.  CBS Radio, Inc.                                                2.4%
        BROADCASTING INDUSTRY CORPORATE BOND
    4.  Global Crossing Holding Ltd.                                   2.1%
        TELEPHONE INDUSTRY CORPORATE BOND
    5.  RCN Corp.                                                      2.0%
        LONG DISTANCE TELECOMMUNICATIONS INDUSTRY CORPORATE BOND
    6.  Portola Packaging, Inc.                                        2.0%
        CONTAINER INDUSTRY CORPORATE BOND
    7.  Sprint Spectrum L.P.                                           2.0%
        CELLULAR TELECOMMUNICATIONS INDUSTRY CORPORATE BOND
    8.  Republic of Panama                                             1.9%
        FOREIGN GOVERNMENT SECURITY
    9.  Esprit Telecom Group PLC                                       1.8%
        FOREIGN CORPORATE BOND
   10.  United Rentals, Inc.                                           1.8%
        SERVICES INDUSTRY CORPORATE BOND

                        INVESTMENTS AT OCTOBER 31, 1998

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------

CORPORATE BONDS--65.9%

AEROSPACE/DEFENSE--0.4%
Stellex Industries, Inc. Series B 9.50%,
11/1/07.................................      Caa        $  2,000   $   1,850,000

AUTO PARTS & EQUIPMENT--0.9%
Collins & Aikman Products 11.50%,
4/15/06.................................       B            4,440       4,595,400
BROADCASTING (TELEVISION, RADIO & CABLE)--9.0%
CBS Radio, Inc. PIK 11.375%, 1/15/09....       NR          10,002      11,551,974
Fox Kids Worldwide, Inc. 0%,
11/1/07(d)..............................       B           13,100       7,860,000
Fox/Liberty Networks LLC 0%,
8/15/07(d)..............................       B           13,000       8,417,500
Fox/Liberty Networks LLC 8.875%,
8/15/07.................................       B            5,000       4,862,500

Poland Communications, Inc. Series B
9.875%, 11/1/03.........................       B           12,200      11,635,750
                                                                    -------------
                                                                       44,327,724
                                                                    -------------

COMPUTERS (SOFTWARE & SERVICES)--3.4%
Splitrock Services, Inc. 11.75%,
7/15/08(f)..............................       NR           5,000       4,575,000
WAM!NET, Inc. Series B 0%, 3/1/05(d)....       NR          21,000      11,681,250
                                                                    -------------
                                                                       16,256,250
                                                                    -------------

CONTAINERS (METAL & GLASS)--2.0%
Portola Packaging, Inc. Sr. Note 10.75%,
10/1/05.................................       B           10,000       9,800,000

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------

ELECTRONICS (INSTRUMENTATION)--3.7%
Anacomp, Inc. Series B 10.875%,
4/1/04..................................       B         $  7,000   $   6,982,500
Anacomp, Inc. Series D 10.875%,
4/1/04..................................       B            5,200       5,187,000
Samsung Electron America 144A 9.75%,
5/1/03(b)...............................       Ba           2,000       1,747,500
Samsung Electronics Co. 144A 7.45%,
10/1/02(b)..............................       Ba           5,000       4,156,250
                                                                    -------------
                                                                       18,073,250
                                                                    -------------

ENTERTAINMENT--0.4%
Loews Cineplex Entertainment Corp. 144A
8.875%, 8/1/08(b).......................       B            2,000       1,940,000

GAMING, LOTTERY & PARIMUTUEL COMPANIES--2.0%
Horseshoe Gaming LLC Series B 12.75%,
9/30/00.................................       B            5,530       5,861,800

Majestic Star Casino LLC 12.75%,
5/15/03.................................       B            4,000       4,120,000
                                                                    -------------
                                                                        9,981,800
                                                                    -------------

HEALTH CARE (DIVERSIFIED)--1.3%
Global Health Sciences 11%, 5/1/08......      Caa           6,900       6,451,500

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.8%
Schein Pharmaceutical, Inc. 8.467%,
12/15/04(d).............................       B            4,800       4,080,000

MANUFACTURING (DIVERSIFIED)--0.8%
Polymer Group, Inc. Series B 8.75%,
3/1/08..................................       B            4,000       3,760,000

                       See Notes to Financial Statements                      35

Phoenix High Yield Fund Series

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
MANUFACTURING (SPECIALIZED)--1.4%
Nortek, Inc. 9.875%, 3/1/04.............       B         $  6,850   $   6,747,250
METALS MINING--0.4%
NSM Steel, Ltd. 144A 12.25%,
2/1/08(b)...............................       Ca           8,750       1,750,000

OFFICE EQUIPMENT & SUPPLIES--0.6%
U.S. Office Products Co. 144A 9.75%,
6/15/08(b)..............................       B            3,800       2,964,000

OIL & GAS (DRILLING & EQUIPMENT)--0.8%
Hvide Marine, Inc. 8.375%, 2/15/08......       B            5,500       4,235,000

OIL & GAS (EXPLORATION & PRODUCTION)--5.4%
Bellwether Exploration Co. 10.875%,
4/1/07..................................       B            8,000       7,600,000
Benton Oil & Gas Co. 11.625%, 5/1/03....       B            9,800       8,134,000
Benton Oil & Gas Co. 9.375%, 11/1/07....       B            2,750       1,925,000
Flores & Rucks, Inc. 9.75%, 10/1/06.....       B            2,250       2,314,688
Forcenergy, Inc. Series B 8.50%,
2/15/07.................................       B            7,000       4,908,750
Lomak Petroleum, Inc. 8.75%, 1/15/07....       B            2,000       1,802,500
                                                                    -------------
                                                                       26,684,938
                                                                    -------------

PAPER & FOREST PRODUCTS--1.4%
Buckeye Technologies, Inc. 8%,
10/15/10................................       Ba           7,365       7,125,637

PERSONAL CARE--1.7%
Bally Total Fitness Holding Corp. Series
B 9.875%, 10/15/07......................       B            2,300       2,116,000
Revlon Consumer Products 8.625%,
2/1/06..................................       B            7,050       6,362,625
                                                                    -------------
                                                                        8,478,625
                                                                    -------------

PUBLISHING--1.4%
Outdoor Communications, Inc. 9.25%,
8/15/07.................................       B            6,500       6,695,000

RAILROADS--0.9%
American Commercial Lines LLC 144A
10.25%, 6/30/08(b)......................       B            4,600       4,467,750

SERVICES (COMMERCIAL & CONSUMER)--4.9%
Park 'N View, Inc. 13%, 5/15/08(f)......       B            4,000       3,580,000
United Rentals, Inc. 144A 9.50%,
6/1/08(b)...............................       B            9,125       8,988,125
Sea Containers 7.875%, 2/15/08..........       Ba           8,000       7,570,000

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Williams Scotsman, Inc. 9.875%, 6/1/07..       B         $  3,700   $   3,727,750
                                                                    -------------
                                                                       23,865,875
                                                                    -------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--6.1%
American Cellular Corp. 144A 10.50%,
5/15/08(b)..............................      Caa           4,500       4,275,000

Comcast Cellular Holdings, Inc. Series B
9.50%, 5/1/07...........................       Ba           5,500       5,692,500

Orion Network Systems, Inc. 0%,
1/15/07(d)..............................       B            8,000       4,640,000

Sprint Spectrum L.P. 0%, 8/15/06(d).....      Baa          10,950       9,581,250
Vanguard Cellular Systems 9.375%,
4/15/06.................................       B            5,000       5,550,000
                                                                    -------------
                                                                       29,738,750
                                                                    -------------

TELECOMMUNICATIONS (LONG DISTANCE)--7.3%
KMC Telecom Holdings, Inc. 0%,
2/15/08(d)..............................       NR           8,000       3,840,000
NTL, Inc. Series B 0%, 2/1/06(d)........       B            7,000       5,416,250
NTL, Inc. Series B 10%, 2/15/07(d)......       B            8,000       7,680,000
RCN Corp. 0%, 10/15/07(d)...............       B           17,250       8,970,000
RCN Corp. Series B 0%, 2/15/08(d).......       B           20,525       9,852,000
                                                                    -------------
                                                                       35,758,250
                                                                    -------------

TELEPHONE--7.8%
Global Crossing Holding Ltd. 144A
9.625%, 5/15/08(b)......................       NR          10,730      10,515,400

ICG Holdings, Inc. 0%, 9/15/05(d).......       NR           6,000       4,620,000
InterAmericas Communication Corp. 144A
14%, 10/27/07(b)(g).....................       NR          12,000       6,300,000

Intermedia Communications, Inc. Series B
0%, 7/15/07(d)..........................       B            6,850       4,623,750

Pathnet, Inc. 12.25%, 4/15/08...........       NR           5,825       4,354,188
Teligent, Inc. 11.50%, 12/1/07..........      Caa           5,000       4,150,000
Teligent, Inc. Series B 0%, 3/1/08(d)...      Caa           8,000       3,520,000
                                                                    -------------
                                                                       38,083,338
                                                                    -------------

36                     See Notes to Financial Statements

Phoenix High Yield Fund Series

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
WASTE MANAGEMENT--1.1%
Allied Waste Industries, Inc. 0%,
6/1/07(d)...............................       B         $  7,500   $   5,625,000
---------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $361,955,236)                                        323,335,337
---------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--2.9%
First Chicago/Lennar Trust 97-CHL1, E
144A 8.129%, 2/28/11(b).................      B(c)          9,825       8,077,992

Salomon Brothers Mortgage Securities VII
95-C, 1 144A 6.804%, 9/30/08(b).........       B            7,330       5,938,787
---------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $13,206,802)                                          14,016,779
---------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--2.4%

DOMINICAN REPUBLIC--0.3%
Dominican Republic 6.625%, 8/30/24(d)...     B+(c)          2,500       1,562,500

PANAMA--1.9%
Republic of Panama 8.875%, 9/30/27......       Ba          10,000       9,225,000

RUSSIA--0.2%
Russia IAN Series US 6.625%,
12/15/15(d).............................       Ca             497          48,492
Russia Principal Loan PIK interest
capitalization 6.625%, 12/15/20(d)......       NR          14,350       1,130,063
                                                                    -------------
                                                                        1,178,555
                                                                    -------------
---------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $21,782,013)                                          11,966,055
---------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--21.4%

ARGENTINA--1.3%
Disco SA 144A 9.875%, 5/15/08(b)........       Ba           6,230       4,345,425
Imasac SA 144A 11%, 5/2/05(b)...........       B            3,230       1,857,250
                                                                    -------------
                                                                        6,202,675
                                                                    -------------

BAHAMAS--1.3%
Sun International Hotels 9%, 3/15/07....       Ba           6,000       6,120,000

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------

BERMUDA--0.3%
AES China Generating Co. Yankee 10.125%,
12/15/06................................       Ba        $  2,880   $   1,627,200

BRAZIL--2.4%
Arisco Produtos Alimenticios 144A
10.75%, 5/22/05(b)......................       NR           3,750       2,100,000

Globo Communicacoes Participacoes
10.50%, 12/20/06........................       B            8,000       4,480,000

Globo Communicacoes Co. 144A 10.625%,
12/5/08(b)..............................       B            3,500       1,903,125

Localiza Rent a Car 10.25%, 10/1/05.....       B            8,000       3,200,000
                                                                    -------------
                                                                       11,683,125
                                                                    -------------

CANADA--2.7%
Call-Net Enterprises, Inc. 0%,
8/15/08(d)..............................       B            5,000       2,850,000
Hurricane Hydrocarbons 144A 11.75%,
11/1/04(b)..............................       B            8,000       3,360,000

Metronet Communications Corp. 12%,
8/15/07.................................       B            4,000       4,280,000

Metronet Communications Corp. 0%,
6/15/08(d)..............................       B            4,700       2,632,000
                                                                    -------------
                                                                       13,122,000
                                                                    -------------

CHINA--0.1%
Greater Beijing 144A 9.50%,
6/15/07(b)..............................       Ba           1,650         726,000

CYPRUS--1.6%
American Reefer Co. Ltd. 10.25%,
3/1/08..................................       B           10,000       7,800,000

GREECE--1.6%
Fage Dairy Industries 9%, 2/1/07........       B           10,000       7,762,500

INDONESIA--0.9%
APP Finance VII Mauritius, Ltd. 12%,
12/29/49................................      Caa           7,900       4,522,750

JAPAN--0.3%
IBJ Preferred Capital Co. LLC 144A
8.79%, 12/29/49(b)(d)...................      Baa           1,645       1,318,352

                       See Notes to Financial Statements                      37

Phoenix High Yield Fund Series

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
MEXICO--2.7%
Altos Hornos de Mexico Series B 11.875%,
4/30/04.................................       B         $  7,000   $   3,543,750
Copamex Industrias SA Series B 11.375%,
4/30/04.................................       NR           8,000       6,900,000
Innova S DE R.L. 12.875%, 4/1/07........       B            5,000       2,825,000
                                                                    -------------
                                                                       13,268,750
                                                                    -------------

NETHERLANDS--1.0%
Netia Holdings BV Series B 0%,
11/1/07(d)..............................       B            9,750       4,875,000
POLAND--0.9%
Poland Telecom Finance Series B 14%,
12/1/07.................................       B            5,000       4,500,000

UNITED KINGDOM--4.3%
Bridas Corp 12.50%, 11/15/99............       Ba           6,500       6,597,500
Esprit Telecom Group PLC 11.50%,
12/15/07................................      Caa          10,000       9,000,000
RSL Communications PLC 0%, 3/1/08(d)....       B            6,775       3,252,000
Telewest Communications PLC 9.625%,
10/1/06.................................       B            2,500       2,450,000
                                                                    -------------
                                                                       21,299,500
                                                                    -------------
---------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $141,707,850)                                        104,827,852
---------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS--0.6%
RUSSIA--0.6%
Lukinter Finance Lukoil Cv. 3.50%,
5/6/02..................................     CC(c)          1,000         345,000
Lukinter Finance Lukoil Cv. 144A 1%,
11/3/03(b)..............................     CC(c)          9,500       2,422,500
---------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $10,111,383)                                           2,767,500
---------------------------------------------------------------------------------

                                                                SHARES     VALUE
                                                                --  -------------

PREFERRED STOCKS--0.7%

PAPER & FOREST PRODUCTS--0.7%
SD Warren Co. Series B Pfd. PIK 14%........                     115,000 $   3,477,748
---------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $2,421,900)                                            3,477,748
---------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS--0.2%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.2%
Granite Broadcasting Corp. Cv. Pfd.
$1.938.....................................                     30,000       870,000
---------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $2,025,000)                                              870,000
---------------------------------------------------------------------------------

COMMON STOCKS--0.0%

PUBLISHING--0.0%
Sullivan Holdings, Inc. Class C(e).........                     76              0
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $357,881)                                                      0
---------------------------------------------------------------------------------

WARRANTS--0.1%

KMC Telecom Holdings, Inc. 144A
Warrants(b)(e)..........................                                       8,000          20,000
Metronet Communications 144A Warrants
(Canada)(b)(e)..........................                                       4,000         154,805

Orion Network Systems, Inc.
Warrants(e).............................                                       8,000          48,000
Pathnet, Inc. 144A Warrants(b)(e).......                                       5,825           5,825
----------------------------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $106,429)                                                                   228,630
----------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--94.2%
(IDENTIFIED COST $553,674,494)                                                           461,489,901
----------------------------------------------------------------------------------------------------

38                     See Notes to Financial Statements

Phoenix High Yield Fund Series

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   --------   ------------

SHORT-TERM OBLIGATIONS--3.2%

COMMERCIAL PAPER--3.2%
Donnelley (R.R.) & Sons Co. 5.60%
11/2/98.................................      A-1        $  8,180   $  8,178,728

Lexington Parker Capital Co. LLC 5.60%,
11/2/98.................................      A-1           2,750      2,749,560

Du Pont (E.I.) de Nemours & Co. 5.15%,
11/13/98................................      A-1+          3,000      2,994,850

Receivables Capital Corp. 5.20%,
11/13/98................................      A-1+          1,977      1,973,573
                                                                    ------------
                                                                      15,896,711
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $15,896,711)                                         15,896,711
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--97.4%
(IDENTIFIED COST $569,571,205)                                         477,386,612(a)
Cash and receivables, less liabilities--2.6%                            12,967,629
                                                                    --------------
NET ASSETS--100.0%                                                  $  490,354,241
                                                                    --------------
                                                                    --------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,588,720 and gross depreciation of $99,658,747 for federal income tax purposes. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $571,456,639.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to a value of $79,334,086 or 16.2% of net assets.
(c)  As rated by Standard & Poor's, Duff & Phelps or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Warrants incorporated as a unit.
(g)  Rights incorporated as a unit.

                       See Notes to Financial Statements                      39

Phoenix High Yield Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $569,571,205)                              $  477,386,612
Cash                                                               4,283,169
Receivables
  Interest and dividends                                          13,871,623
  Investment securities sold                                       3,750,361
  Fund shares sold                                                   867,926
                                                              --------------
    Total assets                                                 500,159,691
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  8,207,773
  Fund shares repurchased                                            802,426
  Investment advisory fee                                            267,963
  Transfer agent fee                                                 180,433
  Distribution fee                                                   142,403
  Financial agent fee                                                 25,307
  Trustees' fee                                                        3,598
Accrued expenses                                                     175,547
                                                              --------------
    Total liabilities                                              9,805,450
                                                              --------------
NET ASSETS                                                    $  490,354,241
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  644,444,747
Undistributed net investment income                                2,545,859
Accumulated net realized loss                                    (64,451,772)
Net unrealized depreciation                                      (92,184,593)
                                                              --------------
NET ASSETS                                                    $  490,354,241
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $427,659,329)               56,613,494
Net asset value per share                                              $7.55
Offering price per share $7.55/(1-4.75%)                               $7.93
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $61,025,552)                 8,112,928
Net asset value and offering price per share                           $7.52
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,669,360)                    221,337
Net asset value and offering price per share                           $7.54

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Interest                                                      $   60,651,872
Dividends                                                          1,599,300
                                                              --------------
    Total investment income                                       62,251,172
                                                              --------------
EXPENSES
Investment advisory fee                                            3,942,021
Distribution fee, Class A                                          1,347,936
Distribution fee, Class B                                            664,341
Distribution fee, Class C                                              8,299
Financial agent fee                                                  268,620
Transfer agent                                                       773,200
Printing                                                             115,257
Registration                                                          91,674
Professional                                                          42,353
Custodian                                                             40,963
Trustees                                                              16,341
Miscellaneous                                                         14,523
                                                              --------------
    Total expenses                                                 7,325,528
                                                              --------------
NET INVESTMENT INCOME                                             54,925,644
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (2,965,994)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (98,402,826)
                                                              --------------
NET LOSS ON INVESTMENTS                                         (101,368,820)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (46,443,176)
                                                              --------------
                                                              --------------

40                     See Notes to Financial Statements

Phoenix High Yield Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            10/31/98        10/31/97
                                          -------------   -------------
FROM OPERATIONS
  Net investment income                   $  54,925,644   $  49,787,651
  Net realized gain (loss)                   (2,965,994)     43,737,254
  Net change in unrealized appreciation
    (depreciation)                          (98,402,826)    (14,877,655)
                                          -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (46,443,176)     78,647,250
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (48,737,532)    (47,205,499)
  Net investment income, Class B             (5,729,283)     (3,142,933)
  Net investment income, Class C                (77,895)             --
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (54,544,710)    (50,348,432)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (14,608,985 and 19,095,734 shares,
    respectively)                           131,624,797     171,457,073
  Net asset value of shares issued from
    reinvestment of distributions
    (2,974,231 and 2,704,031 shares,
    respectively)                            26,360,963      24,329,132
  Cost of shares repurchased (19,613,171
    and 21,233,985 shares, respectively)   (175,549,018)   (191,152,369)
                                          -------------   -------------
Total                                       (17,563,258)      4,633,836
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares
    (4,637,394 and 4,404,860 shares,
    respectively)                            41,776,158      39,804,503
  Net asset value of shares issued from
    reinvestment of distributions
    (251,098 and 142,554 shares,
    respectively)                             2,210,523       1,286,205
  Cost of shares repurchased (2,529,603
    and 1,757,872 shares, respectively)     (22,197,043)    (15,793,311)
                                          -------------   -------------
Total                                        21,789,638      25,297,397
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (276,001
    and 0 shares, respectively)               2,487,472              --
  Net asset value of shares issued from
    reinvestment of distributions
    (3,918 and 0 shares, respectively)           33,626              --
  Cost of shares repurchased (58,582 and
    0 shares, respectively)                    (495,138)             --
                                          -------------   -------------
Total                                         2,025,960              --
                                          -------------   -------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              6,252,340      29,931,233
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS     (94,735,546)     58,230,051
NET ASSETS
  Beginning of period                       585,089,787     526,859,736
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $2,545,859 AND $1,920,695,
    RESPECTIVELY]                         $ 490,354,241   $ 585,089,787
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      41

Phoenix High Yield Fund Series

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31
                                       ----------------------------------------------------------------------
                                             1998           1997           1996           1995           1994
Net asset value, beginning of period   $     9.09     $     8.63     $     8.17     $     8.11     $     9.11
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.83           0.80           0.78           0.80           0.76
  Net realized and unrealized gain
    (loss)                                  (1.56)          0.46           0.46           0.04          (0.97)
                                            -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.73)          1.26           1.24           0.84          (0.21)
                                            -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.81)         (0.80)         (0.78)         (0.78)         (0.76)
  Tax return of capital                        --             --             --             --          (0.03)
                                            -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (0.81)         (0.80)         (0.78)         (0.78)         (0.79)
                                            -----          -----          -----          -----          -----
Change in net asset value                   (1.54)          0.46           0.46           0.06          (1.00)
                                            -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.55     $     9.09     $     8.63     $     8.17     $     8.11
                                            -----          -----          -----          -----          -----
                                            -----          -----          -----          -----          -----
Total return(1)                             (8.97)%        15.03%         15.95%         11.19%         (2.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $427,659       $532,906       $501,265       $507,855       $531,773

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.12%          1.11%          1.17%          1.21%          1.19%
  Net investment income                      9.13%          8.76%          9.21%         10.01%          9.01%
Portfolio turnover                            103%           167%           162%           147%           222%

                                                                      CLASS B                                      CLASS C
                                       ----------------------------------------------------------------------     ----------
                                                                                                      FROM           FROM
                                                        YEAR ENDED OCTOBER 31                      INCEPTION      INCEPTION
                                       -------------------------------------------------------     2/16/94 TO     2/27/98 TO
                                             1998           1997           1996           1995      10/31/94       10/31/98
Net asset value, beginning of period   $     9.07     $     8.63     $     8.19     $     8.13     $     9.38     $     9.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.76           0.73           0.71           0.72           0.54           0.50
  Net realized and unrealized gain
    (loss)                                  (1.55)          0.46           0.45           0.07          (1.25)         (1.76)
                                            -----          -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.79)          1.19           1.16           0.79          (0.71)         (1.26)
                                            -----          -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.76)         (0.75)         (0.72)         (0.73)         (0.52)         (0.51)
  Tax return of capital                        --             --             --             --          (0.02)            --
                                            -----          -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (0.76)         (0.75)         (0.72)         (0.73)         (0.54)         (0.51)
                                            -----          -----          -----          -----          -----          -----
Change in net asset value                   (1.55)          0.44           0.44           0.06          (1.25)         (1.77)
                                            -----          -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.52     $     9.07     $     8.63     $     8.19     $     8.13     $     7.54
                                            -----          -----          -----          -----          -----          -----
                                            -----          -----          -----          -----          -----          -----
Total return(1)                             (9.61)%        14.18%         14.88%         10.44%         (7.67)%(3)     (14.09)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $61,026        $52,184        $25,595        $12,331         $6,056         $1,669

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.88%          1.86%          1.92%          1.97%          1.80%(2)       1.88%(2)
  Net investment income                      8.46%          8.00%          8.47%          9.18%          9.12%(2)       8.94%(2)
Portfolio turnover                            103%           167%           162%           147%           222%           103%

(1)  Maximum sales load is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.

42                     See Notes to Financial Statements

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ANDREW SZABO, CFA AND CHRISTOPHER SANER, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking current income and conservation of capital. Investors should note that while the Fund invests primarily in securities guaranteed by the U.S. government to provide timely payment of interest and principal, shares of the Fund itself are not insured or guaranteed.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended October 31, 1998, Class A shares earned 8.16% and Class B shares returned 7.48% compared with a return of 11.28% for the Lehman Brothers Government Bond Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCES?

A: Performance was held back as a result of our underweighted allocation to Treasuries, which outperformed all other sectors of the bond market during 1998. Risk aversion, or the "flight to quality," after Russia's debt moratorium and the bailout of Long-Term Capital drove the bond market, as investors began selling all but the most liquid Treasuries. Our decision to deemphasize Treasuries and maintain positions in other spread sectors led to the underperformance.

Q: HOW WILL YOU POSITION THE PORTFOLIO GOING FORWARD?

A: We will emphasize an allocation of Treasuries and other high-quality spread sectors. This will allow the portfolio to earn incremental income while maintaining the investment objective of capital preservation. The portfolio's duration will remain in line with the Lehman Brothers Government Bond Index.

                                                               NOVEMBER 19, 1998

(1) THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF GOVERNMENT BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix U.S. Government Securities Fund Series

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURNS(1)              PERIODS ENDING 10/31/98

                                                                  INCEPTION TO     INCEPTION
                                 1 YEAR     5 YEARS     10 YEARS     10/31/98         DATE
Class A Shares at NAV(2)          8.16%      6.00%        7.82%           --              --
Class A Shares at POP(3)          3.04       4.98         7.30            --              --
Class B Shares at NAV(2)          7.48         --           --          5.78%        2/24/94
Class B Shares with CDSC(4)       3.64         --           --          5.53         2/24/94
Lehman Brothers Government
   Bond Index(7)                 11.28       6.98         9.05          7.82          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index information from 2/28/94 to 10/31/98.

(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(7) The Lehman Brothers Government Bond Index is an unmanaged but commonly used measure of government bond total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

"GROWTH OF $10,000"                  PERIODS ENDING 10/31

              Phoenix U.S.
          Government Securities
               Fund Series                Lehman Brothers
               Class A(6)              Government Bond Index(7)
10/31/88        $9,526.26                    $10,000.00
10/31/89       $10,341.33                    $11,203.00
10/31/90       $10,943.32                    $11,868.00
10/31/91       $12,501.43                    $13,601.00
10/30/92       $13,719.45                    $15,004.00
10/29/93       $15,116.30                    $16,975.00
10/31/94       $14,514.56                    $16,218.00
10/31/95       $16,664.51                    $18,710.00
10/31/96       $17,339.91                    $19,667.00
10/31/97       $18,701.68                    $21,370.00
10/30/98       $20,227.84                    $23,781.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/88 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS 10/31/98
As a percentage of bond holdings
U.S. Government               41%
Non-Agency Mortgage           33%
Municipal                     17%
Agency Mortgage-Backed         6%
Corporate                      3%

Phoenix U.S. Government Securities Fund Series

                        INVESTMENTS AT OCTOBER 31, 1998

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------

U.S. GOVERNMENT SECURITIES--36.3%

U.S. TREASURY BONDS--10.6%
U.S. Treasury Bonds 5.50%, 8/15/28......      AAA        $ 19,500   $  20,519,852

U.S. TREASURY NOTES--25.7%
U.S. Treasury Notes 4.50%, 9/30/00......      AAA           1,500       1,507,309
U.S. Treasury Notes 5.375%, 6/30/03.....      AAA          31,750      33,155,592
U.S. Treasury Notes 5.625%, 5/15/08.....      AAA          14,000      15,077,346
                                                                    -------------
                                                                       49,740,247
                                                                    -------------
---------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $71,516,217)                                          70,260,099
---------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--5.3%

Fannie Mae 10%, 5/25/04.................      AAA           1,950       2,043,545
Fannie Mae 5.50%, 10/25/04..............      AAA             820         816,260
Fannie Mae 6.75%, 5/25/19...............      AAA           1,000       1,023,380
Fannie Mae 6.75%, 6/25/21...............      AAA           1,000       1,020,352
GNMA 8%, 9/15/05........................      AAA             104         107,876
GNMA 8%, 9/15/06........................      AAA              20          20,547
GNMA 8.50%, '01-'22.....................      AAA             266         270,926
GNSF 6%, 9/15/28........................      AAA           5,014       4,968,155
---------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $10,171,614)                                          10,271,041
---------------------------------------------------------------------------------
MUNICIPAL BONDS--15.1%
CALIFORNIA--3.5%
San Francisco City & County
Redevelopment Agency Revenue Taxable
9.75%, 6/1/13(c)(h).....................      AAA           4,800       6,642,000

GEORGIA--2.9%
Atlanta Downtown Development Authority
Lease Revenue Taxable 6.875%,
2/1/21(e)(h)............................      AAA           5,100       5,680,125
ILLINOIS--3.3%
Chicago Public Building Commission
Special Obligation Taxable 6.25%,
1/1/99(c)...............................      AAA           2,000       2,004,520

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
ILLINOIS--CONTINUED

Chicago Public Building Commission
Special Obligation Taxable 6.65%,
1/1/01(c)...............................      AAA        $  1,000   $   1,033,750

Chicago Public Building Commission
Special Obligation Taxable 7%,
1/1/06(c)...............................      AAA           2,000       2,177,500

Chicago Public Building Commission
Special Obligation Taxable 7%,
1/1/07(c)...............................      AAA           1,050       1,145,812
                                                                    -------------
                                                                        6,361,582
                                                                    -------------

MASSACHUSETTS--1.4%
Massachusetts Port Authority Revenue
Taxable 6.35%, 7/1/06...................      AA-           1,000       1,052,500

Massachusetts Port Authority Revenue
Taxable 6.45%, 7/1/09...................      AA-           1,575       1,681,313
                                                                    -------------
                                                                        2,733,813
                                                                    -------------

PENNSYLVANIA--4.0%
Harristown Development Corporation
Special Obligation Taxable 6.15%,
2/1/16(h)...............................     Aaa(f)         5,000       5,018,750

Pittsburgh Pension Taxable Series A
6.25%, 3/1/11...........................      AAA           2,665       2,754,944
                                                                    -------------
                                                                        7,773,694
                                                                    -------------
---------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $26,942,135)                                          29,191,214
---------------------------------------------------------------------------------

CORPORATE BONDS--2.9%

GAMING, LOTTERY & PARIMUTUEL COMPANIES--2.9%
Mashantucket Pequot Revenue 144A 6.91%,
9/1/12(b)(h)............................      AAA           5,100       5,508,000
---------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $5,170,074)                                            5,508,000
---------------------------------------------------------------------------------

                       See Notes to Financial Statements                      45

Phoenix U.S. Government Securities Fund Series

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--28.5%

CS First Boston Corp. 97-C2, D 6.55%,
11/17/07................................      AAA        $  5,000   $   5,088,281
CS First Boston Corp. 144A 97-SPCE, D
7.332%, 4/20/08(b)......................     BBB(f)         4,928       4,998,840

CS First Boston Corp. 98-C1, A1B 6.48%,
5/17/08.................................      AAA           1,500       1,522,031

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29(h)...............      BBB-          1,470       1,479,188

IMPAC CMB Trust 98-2, M3 7.25%,
4/25/28(g)..............................      A(f)          2,080       2,112,891
Merrill Lynch Mortgage Investors, Inc.
96-C2, C 6.96%, 11/21/28(h).............      A(f)          9,000       9,167,344

Morgan Stanley Capital I 98-WF2, C
6.77%, 6/15/08..........................      A(f)          7,000       6,847,969
Mortgage Capital Funding, Inc. 96-MC2,
A3 7.008%, 9/20/06(c)(h)................     Aaa(f)         8,550       8,926,735
PNC Mortgage Securities Corp. 96-3, A5
8%, 12/25/26............................     Aaa(f)         4,544       4,631,839

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------

Residential Funding Mortgage Securities
I 96-S3, A5 7.25%, 1/25/26..............      AAA        $  5,362   $   5,458,879

Residential Funding Mortgage Securities
I 96-S4, A13 7.25%, 2/25/26.............      AAA           4,853       4,945,900
---------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $55,336,387)                                          55,179,897
---------------------------------------------------------------------------------

                                                          SHARES
                                                         --------

PREFERRED STOCKS--10.5%

REITS--10.5%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338%(b)(d)(h)...................                   20,722      20,318,149
---------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $19,291,060)                                          20,318,149
---------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $188,427,487)                                     190,728,400(a)
Cash and receivables, less liabilities--1.4%                         2,801,873
                                                                --------------
NET ASSETS--100.0%                                              $  193,530,273
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,980,591 and gross depreciation of $1,689,834 for federal income tax purposes. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $188,437,643.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998 these securities amounted to a value of $30,824,989 or 15.9% of net assets.
(c)  These bonds are fully defeased by U.S. Government Treasury Obligations.
(d)  Dividend payments backed by FHLMC ("Freddie Mac") Participation
     Certificates.
(e)  The revenue from this security is backed by the U.S. Government.
(f)  As rated by Moody's, Fitch or Duff & Phelps.
(g) Variable or step coupon security; interest rate shown reflects rate currently in effect.
(h)  All or a portion segregated as collateral.

46                     See Notes to Financial Statements

Phoenix U.S. Government Securities Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $188,427,487)                              $  190,728,400
Cash                                                               1,422,920
Receivables
  Interest and dividends                                           2,180,306
  Investment securities sold                                      53,347,295
  Fund shares sold                                                   102,615
                                                              --------------
    Total assets                                                 247,781,536
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 53,779,383
  Fund shares repurchased                                            171,780
  Transfer agent fee                                                  77,798
  Investment advisory fee                                             74,863
  Distribution fee                                                    49,620
  Financial agent fee                                                 13,620
  Trustees' fee                                                        3,655
Accrued expenses                                                      80,544
                                                              --------------
    Total liabilities                                             54,251,263
                                                              --------------
NET ASSETS                                                    $  193,530,273
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  199,063,044
Undistributed net investment income                                  503,407
Accumulated net realized loss                                     (8,337,091)
Net unrealized appreciation                                        2,300,913
                                                              --------------
NET ASSETS                                                    $  193,530,273
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $180,628,092)               18,375,931
Net asset value per share                                              $9.83
Offering price per share $9.83/(1-4.75%)                              $10.32
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,902,181)                 1,321,128
Net asset value and offering price per share                           $9.77

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Interest                                                      $   10,755,728
Dividends                                                          1,206,985
Security lending                                                       8,752
                                                              --------------
    Total investment income                                       11,971,465
                                                              --------------
EXPENSES
Investment advisory fee                                              833,864
Distribution fee, Class A                                            444,995
Distribution fee, Class B                                             73,051
Financial agent fee                                                  127,170
Transfer agent                                                       297,689
Printing                                                              33,695
Custodian                                                             29,911
Professional                                                          27,997
Registration                                                          18,457
Trustees                                                              12,675
Miscellaneous                                                          9,030
                                                              --------------
    Total expenses                                                 1,908,534
                                                              --------------
NET INVESTMENT INCOME                                             10,062,931
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    4,600,713
Net change in unrealized appreciation (depreciation)
  on investments                                                    (337,053)
                                                              --------------
NET GAIN ON INVESTMENTS                                            4,263,660
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $   14,326,591
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      47

Phoenix U.S. Government Securities Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            10/31/98        10/31/97
                                          -------------   -------------
FROM OPERATIONS
  Net investment income                   $  10,062,931   $  11,039,672
  Net realized gain                           4,600,713         517,260
  Net change in unrealized appreciation
    (depreciation)                             (337,053)      2,715,533
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               14,326,591      14,272,465
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (10,374,488)    (10,634,100)
  Net investment income, Class B               (383,148)       (259,835)
  In excess of net investment income,
    Class A                                    (466,829)             --
  In excess of net investment income,
    Class B                                     (17,241)             --
                                          -------------   -------------

  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (11,241,706)    (10,893,935)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (4,455,347 and 2,629,037 shares,
    respectively)                            43,833,411      24,689,395
  Net asset value of shares issued from
    reinvestment of distributions
    (659,479 and 639,861 shares,
    respectively)                             6,426,680       6,046,315
  Cost of shares repurchased (5,613,314
    and 6,412,210 shares, respectively)     (54,907,874)    (60,334,761)
                                          -------------   -------------
Total                                        (4,647,783)    (29,599,051)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares
    (1,026,865 and 165,395 shares,
    respectively)                            10,046,636       1,565,869
  Net asset value of shares issued from
    reinvestment of distributions
    (23,348 and 16,313 shares,
    respectively)                               226,393         153,651
  Cost of shares repurchased (283,214
    and 143,485 shares, respectively)        (2,751,425)     (1,354,825)
                                          -------------   -------------
Total                                         7,521,604         364,695
                                          -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        2,873,821     (29,234,356)
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS       5,958,706     (25,855,826)
NET ASSETS
  Beginning of period                       187,571,567     213,427,393
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $503,407
    AND $694,705, RESPECTIVELY]           $ 193,530,273   $ 187,571,567
                                          -------------   -------------
                                          -------------   -------------

48                     See Notes to Financial Statements

Phoenix U.S. Government Securities Fund Series

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31
                                       ----------------------------------------------------------------------
                                             1998           1997           1996           1995           1994
Net asset value, beginning of period   $     9.66     $     9.47     $     9.60     $     8.88     $     9.87
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.59           0.55           0.52           0.55           0.64
  Net realized and unrealized gain
    (loss)                                   0.18           0.17          (0.15)          0.72          (1.02)
                                            -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.77           0.72           0.37           1.27          (0.38)
                                            -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.57)         (0.53)         (0.50)         (0.55)         (0.45)
  Dividends from net realized gains            --             --             --             --          (0.02)
  In excess of net investment income        (0.03)            --             --             --             --
  Tax return of capital                        --             --             --             --          (0.14)
                                            -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (0.60)         (0.53)         (0.50)         (0.55)         (0.61)
                                            -----          -----          -----          -----          -----
Change in net asset value                    0.17           0.19          (0.13)          0.72          (0.99)
                                            -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     9.83     $     9.66     $     9.47     $     9.60     $     8.88
                                            -----          -----          -----          -----          -----
                                            -----          -----          -----          -----          -----
Total return(1)                              8.16%          7.85%          4.05%         14.81%         (3.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $180,628       $182,250       $208,552       $235,879       $262,157

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.00%          0.98%          1.03%          0.99%          0.98%
  Net investment income                      5.46%          5.63%          5.55%          6.01%          5.92%
Portfolio turnover                            290%           377%           379%           178%           101%

                                                                         CLASS B
                                       ---------------------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31                      FROM INCEPTION
                                       -------------------------------------------------------       2/24/94 TO
                                             1998           1997           1996           1995        10/31/94
Net asset value, beginning of period   $     9.60     $     9.45     $     9.58     $     8.86     $          9.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.52           0.47           0.44           0.48                0.39
  Net realized and unrealized gain
    (loss)                                   0.18           0.17          (0.14)          0.72               (0.75)
                                            -----          -----          -----          -----               -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.70           0.64           0.30           1.20               (0.36)
                                            -----          -----          -----          -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.51)         (0.49)         (0.43)         (0.48)              (0.30)
  Dividends from net realized gains            --             --             --             --                  --
  In excess of net investment income        (0.02)            --             --             --                  --
  Tax return of capital                        --             --             --             --               (0.09)
                                            -----          -----          -----          -----               -----
      TOTAL DISTRIBUTIONS                   (0.53)         (0.49)         (0.43)         (0.48)              (0.39)
                                            -----          -----          -----          -----               -----
Change in net asset value                    0.17           0.15          (0.13)          0.72               (0.75)
                                            -----          -----          -----          -----               -----
NET ASSET VALUE, END OF PERIOD         $     9.77     $     9.60     $     9.45     $     9.58     $          8.86
                                            -----          -----          -----          -----               -----
                                            -----          -----          -----          -----               -----
Total return(1)                              7.48%          6.94%          3.39%         13.82%              (3.83)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $12,902         $5,321         $4,875         $3,655              $1,238

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.75%          1.71%          1.78%          1.73%               2.00%(2)
  Net investment income                      4.74%          4.91%          4.79%          5.23%               4.49%(2)
Portfolio turnover                            290%           377%           379%           178%               101%

(1)  Maximum sales load is not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.

                       See Notes to Financial Statements                      49

PHOENIX MONEY MARKET FUND SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JULIE L. SAPIA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for conservative investors who want competitive money market yields with minimal risk to principal. Investors should note that an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q: WHAT FACTORS MOST AFFECTED HOW THE FUND WAS POSITIONED DURING THIS REPORTING PERIOD?

A: The growing economic crisis and unstable global markets were the most important factors during this reporting period. Safety and liquidity concerns caused an inflow of cash into the Fund. A very evident liquidity crisis prompted the Federal Reserve to lower rates on September 26 and once again on October 15, 1998, resulting in a total rate cut of 50 basis points. The Fund maintained a very competitive yield in this environment. As of the end of the fiscal year on October 31, 1998, the current yield on Class A shares was 4.59% and 3.82% for Class B shares.(1)

Q: WHAT IS THE FUND'S MATURITY?

A: The Fund's weighted average maturity as of October 31, 1998 was 58 days. The Federal Reserve has adopted a bias towards lower interest rates due to the liquidity crisis. The portfolio is continuously monitored and adjusted based on current market conditions.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: The domestic fundamentals in the economy remain moderately strong with historically low inflation. The breadth of the liquidity crisis and the impact it has on the financial markets will be a focus going forward. The market will continue to question the real strength in the domestic economy and whether we will see further deterioration in the financial markets, which we believe will ultimately prompt the Federal Reserve to lower rates once again.(2)

                                                                NOVEMBER 2, 1998

(1) CURRENT YIELD IS A SEVEN-DAY ANNUALIZED YIELD COMPUTED BY DIVIDING THE AVERAGE NET INCOME EARNED PER SHARE DURING THE SEVEN DAYS PRECEDING THE DATE OF CALCULATION BY THE AVERAGE DAILY NET ASSET VALUE PER SHARE FOR THE SAME PERIOD MULTIPLIED BY 365.
(2) AFTER THIS WAS WRITTEN, THE FED AGAIN LOWERED RATES BY 25 BASIS POINTS ON NOVEMBER 17, 1998.

Phoenix Money Market Fund Series

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MONTHLY YIELD COMPARISON

                        Phoenix
                      Money Market
                       Fund Series      IBC Money
                         Class A(1)    Fund Report(2)

11/30/97                  4.92%           4.97%
12/31/97                  4.96%           5.05%
1/31/98                   4.88%           5.03%
2/28/98                   4.94%           4.96%
3/31/98                   4.94%           4.93%
4/30/98                   4.93%           4.91%
5/29/98                   4.92%           4.91%
6/30/98                   4.92%           4.92%
7/31/98                   4.79%           4.92%
8/31/98                   4.88%           4.91%
9/30/98                   4.94%           4.90%
10/31/98                  4.74%           4.72%

(1) This chart illustrates the period from October 31, 1997 to October 31, 1997. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund Series is neither insured nor "guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

(2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix Money Market Fund Series

                        INVESTMENTS AT OCTOBER 31, 1998

  FACE
 VALUE                                                INTEREST    RESET
 (000)                    DESCRIPTION                   RATE      DATE          VALUE
--------    ----------------------------------------  --------  ---------   -------------

FEDERAL AGENCY SECURITIES--VARIABLE(b)--25.5%

   4,500    FFCB (final maturity 4/1/99)............     4.793%  11/1/98    $   4,500,000
  10,500    FFCB (final maturity 7/24/00)...........     5.29    11/1/98       10,502,048
     408    SBA (final maturity 1/25/21)............     5.75    11/1/98          407,108
   3,000    Fannie Mae (final maturity 4/9/99)......     4.64    11/3/98        2,999,347
   5,000    SLMA (final maturity 2/8/99)............     4.38    11/3/98        5,000,000
   2,000    SLMA (final maturity 2/22/99)...........     4.37    11/3/98        2,000,000
   3,000    SLMA (final maturity 3/7/01)............     4.43    11/3/98        3,000,000
   3,000    Fannie Mae (final maturity 11/9/98).....     4.67    11/9/98        2,999,981
   3,500    SLMA (final maturity 11/10/98)..........     4.36   11/10/98        3,499,954
   3,000    Fannie Mae (final maturity 12/14/98)....     5.137  12/14/98        2,999,806
   4,000    Fannie Mae (final maturity 9/17/99).....     5.32   12/17/98        3,997,896
     592    SBA (final maturity 5/25/21)............     5.75    1/1/99           590,872
   2,969    SBA (final maturity 4/15/22)............     5.75    1/1/99         2,968,840
   2,811    SBA (final maturity 10/25/22)...........     5.75    1/1/99         2,807,595
   2,973    SBA (final maturity 2/25/23)............     5.75    1/1/99         2,973,186
   3,598    SBA (final maturity 9/25/23)............     5.625   1/1/99         3,594,500
-----------------------------------------------------------------------------------------
                                                                               54,841,133
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
-----------------------------------------------------------------------------------------

                                                        STANDARD
                                                        & POOR'S
                                                         RATING                MATURITY
                                                      (Unaudited)                DATE
                                                      ------------             ---------

COMMERCIAL PAPER--60.4%

   1,383    Albertson's, Inc........................      A-1           5.12    11/2/98        1,382,803
   1,900    Du Pont (E.I.) de Nemours & Co..........      A-1+          5.23    11/3/98        1,899,448

                                                        STANDARD
  FACE                                                  & POOR'S
 VALUE                                                   RATING      INTEREST  MATURITY
 (000)                    DESCRIPTION                 (Unaudited)      RATE      DATE          VALUE
--------    ----------------------------------------  ------------   --------  ---------   -------------
   1,700    Preferred Receivables Funding Corp......      A-1           5.26 %  11/3/98    $   1,699,503
   2,000    AlliedSignal, Inc.......................      A-1           5.35    11/4/98        1,999,108
   3,000    Corporate Receivables Corp..............      A-1+          5.51    11/4/98        2,998,622
     500    Coca-Cola Co............................      A-1+          5.47    11/5/98          499,696
   3,250    Corporate Receivables Corp..............      A-1+          5.50    11/5/98        3,248,014
   2,725    Exxon Imperial U.S., Inc................      A-1+          5.13    11/5/98        2,723,447
   3,000    Exxon Imperial U.S., Inc................      A-1+          5.18    11/6/98        2,997,842
   3,500    Lexington Parker Capital Co. LLC........      A-1           5.30    11/6/98        3,497,424
   2,000    SBC Communications, Inc.................      A-1+          5.70    11/6/98        1,998,417
   1,000    AlliedSignal, Inc.......................      A-1           5.45    11/9/98          998,789
   2,500    Asset Securitization Corp...............      A-1+          5.35   11/12/98        2,495,913
   2,300    Associates Corporation of North
            America.................................      A-1+          5.52   11/13/98        2,300,000
   2,500    Albertson's, Inc........................      A-1           5.12   11/16/98        2,494,667
   2,000    Enterprise Funding Corp.................      A-1+          5.47   11/16/98        1,995,442
   1,325    Preferred Receivables Funding Corp......      A-1           5.25   11/17/98        1,321,908
   1,795    Receivables Capital Corp................      A-1+          5.21   11/17/98        1,790,844
   2,500    AlliedSignal, Inc.......................      A-1           5.45   11/18/98        2,493,566
   1,405    AlliedSignal, Inc.......................      A-1           5.45   11/19/98        1,401,171

52                     See Notes to Financial Statements

Phoenix Money Market Fund Series

                                                        STANDARD
  FACE                                                  & POOR'S
 VALUE                                                   RATING      INTEREST  MATURITY
 (000)                    DESCRIPTION                 (Unaudited)      RATE      DATE          VALUE
--------    ----------------------------------------  ------------   --------  ---------   -------------
   2,275    Preferred Receivables Funding Corp......      A-1           5.48 % 11/19/98    $   2,268,766
   1,000    General Re Corp.........................      A-1+          5.27   11/20/98          997,219
   2,220    General Re Corp.........................      A-1+          5.47   11/20/98        2,213,591
   3,735    Colgate-Palmolive Co....................      A-1           5.41   11/25/98        3,721,529
   3,500    Corporate Asset Funding Co., Inc........      A-1+          5.51   11/25/98        3,487,143
   3,500    Enterprise Funding Corp.................      A-1+          5.50   11/27/98        3,486,097
   2,200    AlliedSignal, Inc.......................      A-1           5.43   11/30/98        2,190,377
     775    Private Export Funding Corp.............      A-1+          5.18    12/3/98          771,431
   3,500    General Electric Capital Corp. (final
            maturity 6/4/99)(c).....................      A-1+          5.459   12/4/98        3,500,223
   2,500    Goldman, Sachs & Co.....................      A-1+          5.30   12/11/98        2,485,278
   2,500    General Electric Capital Corp...........      A-1+          5.21   12/15/98        2,500,000
     300    Preferred Receivables Funding Corp......      A-1           5.20   12/21/98          297,833
   1,300    Minnesota Mining and Manufacturing
            Co......................................      A-1+          5.35   12/22/98        1,290,147
   3,281    Greenwich Funding Corp..................      A-1+          5.52   12/31/98        3,250,815
   3,650    Greenwich Funding Corp..................      A-1+          5.50    1/4/99         3,614,311
   2,790    Preferred Receivables Funding Corp......      A-1           5.25    1/8/99         2,762,332
   2,500    Corporate Asset Funding Co., Inc........      A-1+          5.33    1/11/99        2,473,720
   2,500    Corporate Asset Funding Co., Inc........      A-1+          5.15    1/12/99        2,474,250

                                                        STANDARD
  FACE                                                  & POOR'S
 VALUE                                                   RATING      INTEREST  MATURITY
 (000)                    DESCRIPTION                 (Unaudited)      RATE      DATE          VALUE
--------    ----------------------------------------  ------------   --------  ---------   -------------
   4,710    Citigroup Co............................      A-1+          5.20 %  1/14/99    $   4,659,655
   2,000    Greenwich Funding Corp..................      A-1+          5.36    1/14/99        1,977,964
   3,000    Corporate Receivables Corp..............      A-1+          5.22    1/21/99        2,964,765
   3,410    Lexington Parker Capital Co. LLC........      A-1           5.26    1/22/99        3,369,144
   2,500    Lexington Parker Capital Co. LLC........      A-1           5.42    1/27/99        2,467,254
   2,345    Associates Corporation of North
            America.................................      A-1+          5.04    1/29/99        2,315,781
   2,500    Merrill Lynch & Co., Inc................      A-1+          5.10    1/29/99        2,468,479
   3,000    Marsh & McLennan Co.....................      A-1+          5.50    2/8/99         2,954,625
   1,500    Corporate Receivables Corp..............      A-1+          5.15    2/10/99        1,478,327
   2,500    Beta Finance, Inc.......................      A-1+          5.27    2/18/99        2,460,109
   2,500    Goldman, Sachs & Co.....................      A-1+          5.08    2/24/99        2,459,431
   3,000    Goldman, Sachs & Co.....................      A-1+          5.18    2/24/99        2,950,358
   3,500    Goldman, Sachs & Co.....................      A-1+          5.24    2/26/99        3,440,395
   1,275    Enterprise Funding Corp.................      A-1+          5.22    3/15/99        1,250,227
   2,500    Beta Finance, Inc.......................      A-1+          5.73    3/16/99        2,499,992
   2,000    Corporate Asset Funding Co., Inc........      A-1+          5.45    4/15/99        1,950,042
   2,500    Private Export Funding Corp.............      A-1+          4.68    5/6/99         2,439,550
--------------------------------------------------------------------------------------------------------
                                                                                             130,127,784
TOTAL COMMERCIAL PAPER
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements                      53

Phoenix Money Market Fund Series

                                                        STANDARD
  FACE                                                  & POOR'S
 VALUE                                                   RATING      INTEREST  MATURITY
 (000)                    DESCRIPTION                 (Unaudited)      RATE      DATE          VALUE
--------    ----------------------------------------  ------------   --------  ---------   -------------

MEDIUM-TERM NOTES--4.9%

     575    General Electric Capital Corp...........      A-1+          8.10 %  1/26/99    $     577,942
   2,750    Associates Corporation of North
            America.................................      AA-           6.25    3/15/99        2,755,491
   1,500    General Electric Capital Corp...........      A-1+          5.98    3/19/99        1,501,373
   3,500    Associates Corporation of North
            America.................................      A-1+          5.65    6/15/99        3,496,474
   1,550    AT&T Capital Corp.......................      A-1+          6.58    9/3/99         1,561,302
     600    Associates Corporation of North
            America.................................      A-1+          6.75   10/15/99          610,036
--------------------------------------------------------------------------------------------------------
                                                                                              10,502,618
TOTAL MEDIUM-TERM NOTES
--------------------------------------------------------------------------------------------------------


                                                        STANDARD
  FACE                                                  & POOR'S
 VALUE                                                   RATING      INTEREST  MATURITY
 (000)                    DESCRIPTION                 (Unaudited)      RATE      DATE          VALUE
--------    ----------------------------------------  ------------   --------  ---------   -------------

CERTIFICATES OF DEPOSIT--2.8%

   3,000    Deutsche Bank Financial, Inc............      A-1+          5.75 %  3/5/99     $   2,999,515
   3,000    Chase Manhattan Bank....................      A-1+          4.86    4/21/99        3,000,000
--------------------------------------------------------------------------------------------------------
                                                                                               5,999,515
TOTAL CERTIFICATES OF DEPOSIT
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--93.6%
(IDENTIFIED COST $201,471,050)                                                                201,471,050(a)
                                                                                               13,798,629
Cash and receivables, less liabilities--6.4%
                                                                                           --------------
                                                                                           $  215,269,679
NET ASSETS--100.0%
                                                                                           --------------
                                                                                           --------------

(a) Federal Income Tax Information: At October 31, 1998, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.
(c) Variable rate commercial paper. The interest rate shown reflects the rate currently in effect.

54                     See Notes to Financial Statements

Phoenix Money Market Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $201,471,050)                              $  201,471,050
Cash                                                                 229,586
Receivables
  Fund shares sold                                                16,668,993
  Interest                                                           850,306
  Investment securities sold                                          15,202
                                                              --------------
    Total assets                                                 219,235,137
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                          3,515,023
  Dividend distributions                                             131,778
  Transfer agent fee                                                  98,888
  Investment advisory fee                                             77,102
  Financial agent fee                                                 16,701
  Distribution fee                                                    13,920
  Trustees' fee                                                        3,600
Accrued expenses                                                     108,446
                                                              --------------
    Total liabilities                                              3,965,458
                                                              --------------
NET ASSETS                                                    $  215,269,679
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of benefical interest                  215,269,679
                                                              --------------
NET ASSETS                                                    $  215,269,679
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $195,291,918)              195,291,918
Net asset value and offering price per share                           $1.00

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $19,977,761)                19,977,761
Net asset value and offering price per share                           $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Interest                                                      $   11,079,045
                                                              --------------
    Total investment income                                       11,079,045
                                                              --------------
EXPENSES
Investment advisory fee                                              786,202
Distribution fee, Class B                                            107,961
Financial agent fee                                                  135,568
Transfer agent                                                       359,360
Registration                                                          57,682
Custodian                                                             33,642
Printing                                                              30,878
Professional                                                          21,832
Trustees                                                              16,344
Miscellaneous                                                          2,020
                                                              --------------
    Total expenses                                                 1,551,489
                                                              --------------
NET INVESTMENT INCOME                                         $    9,527,556
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      55

Phoenix Money Market Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                       10/31/98          10/31/97
                                                    ---------------   ---------------
FROM OPERATIONS
  Net investment income                             $     9,527,556   $     9,307,014
                                                    ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                         (8,931,102)       (8,890,389)
  Net investment income, Class B                           (596,454)         (416,625)
                                                    ---------------   ---------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
   SHAREHOLDERS                                          (9,527,556)       (9,307,014)
                                                    ---------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,101,598,303 and
   732,054,689 shares, respectively)                  1,101,598,303       732,054,689
  Net asset value of shares issued from
   reinvestment of distributions
   (7,964,222 and 8,138,566 shares, respectively)         7,964,222         8,138,566
  Cost of shares repurchased (1,102,965,310 and
   744,357,959 shares, respectively)                 (1,102,965,310)     (744,357,959)
                                                    ---------------   ---------------
Total                                                     6,597,215        (4,164,704)
                                                    ---------------   ---------------
CLASS B
  Proceeds from sales of shares (46,229,441 and
   35,539,707 shares, respectively)                      46,229,441        35,539,707
  Net asset value of shares issued from
   reinvestment of distributions
   (482,065 and 329,335 shares, respectively)               482,065           329,335
  Cost of shares repurchased (41,747,121 and
   31,078,203 shares, respectively)                     (41,747,121)      (31,078,203)
                                                    ---------------   ---------------
Total                                                     4,964,385         4,790,839
                                                    ---------------   ---------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS         11,561,600           626,135
                                                    ---------------   ---------------
  NET INCREASE IN NET ASSETS                             11,561,600           626,135
NET ASSETS
  Beginning of period                                   203,708,079       203,081,944
                                                    ---------------   ---------------
  END OF PERIOD                                     $   215,269,679   $   203,708,079
                                                    ---------------   ---------------
                                                    ---------------   ---------------

56                     See Notes to Financial Statements

Phoenix Money Market Fund Series

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31
                                       ----------------------------------------------------------------------
                                             1998           1997           1996           1995           1994
Net asset value, beginning of period   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.049          0.048          0.047          0.053          0.032
                                       ----------     ----------     ----------     ----------     ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.049          0.048          0.047          0.053          0.032
                                       ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.049)        (0.048)        (0.047)        (0.053)        (0.032)
                                       ----------     ----------     ----------     ----------     ----------
Change in net asset value                      --             --             --             --             --
                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                       ----------     ----------     ----------     ----------     ----------
                                       ----------     ----------     ----------     ----------     ----------
Total return                                 5.00%          4.76%          4.67%          5.32%          3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $195,292       $188,695       $192,859       $193,534       $196,566

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         0.73%          0.79%          0.84%          0.71%          0.85%
Net investment income                        4.90%          4.76%          4.68%          5.31%          3.19%

                                                                       CLASS B
                                       ------------------------------------------------------------------------
                                                                                                       FROM
                                                        YEAR ENDED OCTOBER 31                       INCEPTION
                                       -------------------------------------------------------      7/15/94 TO
                                             1998           1997           1996           1995       10/31/94
Net asset value, beginning of period   $     1.00     $     1.00     $     1.00     $     1.00     $       1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.041          0.040          0.039          0.046            0.007
                                       ----------     ----------     ----------     ----------            -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.041          0.040          0.039          0.046            0.007
                                       ----------     ----------     ----------     ----------            -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.041)        (0.040)        (0.039)        (0.046)          (0.007)
                                       ----------     ----------     ----------     ----------            -----
Change in net asset value                      --             --             --             --               --
                                       ----------     ----------     ----------     ----------            -----
NET ASSET VALUE, END OF PERIOD         $     1.00     $     1.00     $     1.00     $     1.00     $       1.00
                                       ----------     ----------     ----------     ----------            -----
                                       ----------     ----------     ----------     ----------            -----
Total return                                 4.22%          4.02%          3.93%          4.63%            0.70%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $19,978        $15,013        $10,223         $8,506           $2,086

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.48%          1.55%          1.59%          1.44%            1.60%(1)
  Net investment income                      4.15%          4.02%          3.92%          4.62%            3.46%(1)

(1)  Annualized
(2)  Not annualized

                       See Notes to Financial Statements                      57

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Series has distinct investment objectives. The Balanced Fund Series seeks to provide reasonable income, long-term capital growth and conservation of capital. The Growth Fund Series seeks long-term appreciation of capital. The Aggressive Growth Fund Series seeks appreciation of capital through the use of aggressive investment techniques. The High Yield Fund Series seeks to provide high current income. The U.S. Government Securities Fund Series seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Money Market Fund Series seeks to provide as high a level of current income consistent with capital preservation and liquidity.

  Each Series offers both Class A and Class B shares and, additionally, High Yield Fund Series offers Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Fund Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Series to maintain a constant net asset value of $1 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998 (CONTINUED)

separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Series, except U.S. Government and Money Market Series, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. SECURITY LENDING:

  The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 1998, the Trust had the following amounts of security loans:

                                                           Value of
                                           Value of       Securities
                                          Collateral       on Loan
                                         ------------    ------------
Balanced Fund Series...................  $ 38,154,870    $ 37,386,038
Growth Fund Series.....................     8,735,352       8,557,518
Aggressive Growth Fund Series..........     3,240,490       3,093,113
U.S. Government Securities Fund
  Series...............................    32,061,250      31,426,711

H. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

I. OPTIONS:

  The Trust, except for U.S. Government and Money Market Series, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Series, except for U.S. Government and Money Market Series, may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:

                                            1st $1       $1-2        $2+
Series                                     Billion     Billion     Billion
----------------------------------------  ----------  ----------  ----------
Growth Fund Series......................       0.70%       0.65%       0.60%
Aggressive Growth Fund Series...........       0.70%       0.65%       0.60%
High Yield Fund Series..................       0.65%       0.60%       0.55%
Balanced Fund Series....................       0.55%       0.50%       0.45%
U.S. Government Securities Fund
  Series................................       0.45%       0.40%       0.35%
Money Market Fund Series................       0.40%       0.35%       0.30%

  The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund Series to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

  Effective June 25, 1998, Roger Engemann & Associates, Inc. ("REA") was appointed subadvisor to the Aggressive Growth Fund Series. For its services, REA is paid a fee by the Adviser equal to 0.20% of the average daily net assets of the Aggressive Growth Fund Series up to $262 million, 0.35% of such value between $262 million and $1 billion, 0.325% of such value between $1 billion and $2 billion and 0.30% of such value in excess of $2 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, majority-owned subsidiary of PHL.

  Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $461,952 for Class A shares, deferred sales charges of $585,576 for Class B shares and $819 for Class C shares, for the year ended October 31, 1998. In addition, each Series except the Money Market Fund Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the High Yield Fund Series applied to the average daily net assets of each Series; the distribution fee for the Money Market Fund Series is 0% and 0.75% for Class A and Class B, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 1998, $3,050,942 was earned by the Distributor, $10,549,446 was earned by unaffiliated participants, and $1,390,286 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied.

  Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1998, transfer agent fees were $7,432,566 of which PEPCO retained $2,980,578 which is net of fees paid to State Street.

  At October 31, 1998, PHL and affiliates held Phoenix Series Fund shares which aggregated the following:

                                                       Aggregate
                                                       Net Asset
                                            Shares       Value
                                          ----------  -----------
Aggressive Growth Fund Series Class B...      14,432  $   190,209
High Yield Fund Series Class A..........         434        3,281
High Yield Fund Series Class C..........      11,295       85,166
U.S. Government Securities Fund Series
  Class A...............................         318        3,130
Money Market Fund Series Class A........  14,514,769   14,514,769

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended October 31, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                          Purchases         Sales
                                        --------------  --------------
Balanced Fund Series..................  $1,837,877,310  $1,784,926,037
Growth Fund Series....................   2,803,419,498   3,091,877,488
Aggressive Growth Fund Series.........     410,813,935     452,277,666
High Yield Fund Series................     574,905,274     581,157,427
U.S. Government Securities Fund
  Series..............................      26,677,065      29,082,445

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998 (CONTINUED)

  Purchases and sales of U.S. Government and agency securities during the year ended October 31, 1998, aggregated the following:

                                          Purchases        Sales
                                        -------------  -------------
Balanced Fund Series..................  $ 374,060,649  $ 507,271,649
High Yield Fund Series................     27,908,752     48,306,172
U.S. Government Securities Fund
  Series..............................    504,383,698    488,337,773

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Series have capital loss carryforwards which may be used to offset future capital gains.

                                                        U.S.
                         Aggressive                  Government
                           Growth      High Yield    Securities
Expiration Date         Fund Series    Fund Series   Fund Series
---------------------  --------------  -----------  -------------
2002.................            --    $14,103,053   $ 5,893,108
2003.................            --     46,929,335            --
2004.................            --             --     2,433,827
2006.................    $6,125,512      1,533,950            --
                       --------------  -----------  -------------
  Total..............    $6,125,512    $62,566,338   $ 8,326,935
                       --------------  -----------  -------------
                       --------------  -----------  -------------

  For the fiscal year ended October 31, 1998, the following Series had losses deferred in prior years which were utilized or expired in the current year.

                                                        U.S.
                                                     Government
                                       High Yield    Securities
                                       Fund Series   Fund Series
                                       -----------  -------------
Utilized.............................           --   $ 4,607,775
Expired..............................  $66,472,552            --

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1998, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                            Undistributed    Accumulated        Capital paid
                                 net         net realized       in on shares
                             investment          gain          of beneficial
                            income (loss)       (loss)            interest
                            -------------  ----------------   ----------------
Balanced Fund Series......  $  1,441,573   $     (1,206,909)  $       (234,664)
Growth Fund Series........     6,323,768            (77,962)        (6,245,806)
Aggressive Growth
  Fund Series.............       572,877              5,677           (578,554)
High Yield Fund
  Series..................       244,230         19,801,509        (20,045,739)
U.S. Government
  Securities Fund
  Series..................       987,477         (1,819,398)           831,921

7. OTHER

  On May 27, 1998, the Board of Trustees of Phoenix Series Fund unanimously approved an Agreement and Plan of Reorganization relating to the proposed combination of the Phoenix Convertible Fund Series and Phoenix Income and Growth Fund.

  Pursuant to the Agreement, the Convertible Fund transferred substantially all of its assets to the Income and Growth Fund in exchange for shares of the Income and Growth Fund and the assumption by the Income and Growth Fund of certain identified liabilities of the Convertible Fund. Following the exchange, the Convertible Fund distributed the shares of the Income and Growth Fund to its shareholders pro rata, in liquidation of the Convertible Fund.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended October 31, 1998, the following Series distributed long-term capital gain dividends as follows:

                                           Total
                                         Long-Term    28% Rate-Gain
                                       Distributions  Distributions
                                       -------------  -------------
Balanced Fund Series.................  $ 77,591,526   $  69,226,270
Growth Fund Series...................   353,560,785     251,587,362
Aggressive Growth Fund Series........     2,846,700       2,283,272

  For federal income tax purposes, 16.5% of the ordinary income dividends paid by the Balanced Fund Series qualify for the dividends received deduction for corporate shareholders.

  This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Shareholders and Trustees of
Phoenix Series Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Fund Series, the Growth Fund Series, the Aggressive Growth Fund Series, the High Yield Fund Series, the U.S. Government Securities Fund Series and the Money Market Fund Series (constituting the Phoenix Series Fund, hereinafter referred to as the "Fund") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 1998

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Aggressive Growth Fund Series of Phoenix Series Fund was held on October 7, 1998 to approve the following matter:

    1. Approval of a subadvisory agreement with Roger Engemann & Associates.

On the record date for this meeting there were 17,668,445 shares outstanding and 50.05% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
1. Approval of investment subadvisory
  agreement                               7,756,143     529,914     556,800

PHOENIX SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Steven L. Colton, Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President
Christopher J. Kelleher, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Timothy P. Norman, Vice President
Leonard J. Saltiel, Vice President
Christopher J. Saner, Vice President
Julie L. Sapia, Vice President
Andrew Szabo, Vice President
John S. Tilson, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

Internet access:
WWW.PHOENIXINVESTMENTS.COM

                                                                 --------------
PHOENIX EQUITY PLANNING CORPORATION                              Bulk Rate Mail
PO Box 2200                                                       U.S. Postage
Enfield CT 06083-2200                                                 PAID
                                                                 Springfield, MA
[LOGO] PHOENIX                                                   Permit No. 444
       INVESTMENT PARTNERS                                       --------------



                                                  PXP 394 (12/98)